Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and pertain to future operating results of Washington Mutual, Inc. and as such are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in this presentation for the reasons, among others, discussed under the heading "Business-Risk Factors" in our 1998 Annual Report on Form 10-K, which reasons include failure to realize cost savings from acquisitions, risks of expanding our consumer banking operations, concentration of our activities in California, interest rate risk, competition, readiness for Year 2000 and changes to the credit quality of our loans and investments.

Presentation of  Financial Results

Third Quarter 1999 consolidated results for WM, which were announced October 20, are reflected in the following presentations where appropriate.

Business segment results for the third quarter were not finalized at the time these presentations were prepared. Accordingly, all business segment information presented herein is limited to second quarter 1999. Third quarter business segment results will be publicly disseminated in the company's third quarter Form 10-Q which will be available after November 15.

Investor Conference

[Washington Mutual Logo] what's next?


November 8, 1999

[Washington Mutual Logo]  what's next?
Investor Conference
Kerry Killinger
Chairman, President and CEO

Five-Year Targets
1995 - 1999

Return on Equity                            greater than 18%
EPS Growth                                  greater than 15%
Efficiency Ratio                            less than 50%
Nonperforming/Total Assets                  less than 1%
Common Equity/Total Assets                  greater than 5%



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



Key Five-Year Initiatives
2000 - 2004


Remix the balance sheet

Diversify revenue sources

Reduce interest rate risk

Further improve operating efficiency

Actively manage credit risk

Employ capital strategies to effectively manage returns and risk




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


Revised Five-Year Targets


                                            1995-1999               2000-2004
                                            Targets                 Targets

Return on Equity                    greater than 18%           greater than 20%

EPS Growth                          greater than 15%           greater than 13%

Efficiency Ratio                    less than 50%              less than 45%

Nonperforming/Total Assets          less than   1%             less than   1%

Common Equity/Total Assets          greater than  5%           greater than  5%

Risk Based Capital*                 n/a                        greater than 11%



*BHC (Bank Holding Company) total regulatory risk-based capital ratio

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


what's next?

Mortgage Banking

Financial Services

Consumer Finance

Commercial Banking

Consumer Banking

Customer Segmentation

eBusiness Strategies

Operating Efficiency/Credit

Financial Outlook



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


Investor Conference

[Washington Mutual Logo] what's next?

November 8, 1999


[Washington Mutual Logo]
7
what's next?

[picture of house] Mortgage Banking

Craig Davis
President
Mortgage Banking and
Financial Services Groups

 [Washington Mutual Logo]
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


Mortgage Banking
Strategy


The mortgage bank's five-year lending strategy will deliver profitable growth through

         Leveraging portfolio lending strength

         Investing in new, low-cost distribution channels

         Credit risk management

         Targeting 20% ROE


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Mortgage Banking
Strategy

Revenue

         originate higher-yielding portfolio ARMs to replace lower-yielding MBS increase proportion of revenues coming from sale of loans and servicing

Credit Exposure

         nationwide strategy to balance risk across regions and economic cycles

Distribution

         increase access options for borrowers and business-to-business relationships


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

Mortgage Banking
Distribution Network

[Map of United States]

Retail
         171 home loan centers
         1,200 loan consultants
         1,023 consumer bank financial centers

Wholesale
         23 wholesale offices
         120 account managers

Internet
         wamumortgage.com

Call Center

Correspondent


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


Mortgage Banking
Originations by Channel*

[pie chart]

Wholesale:        46%
FCs:              11%
HLCs:             43%
Retail:           54%

*Originations YTD 9/30/99

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Mortgage Banking
Geographic Mix*

[pie chart]

WA       NY       FL       IL       UT      MA       CO       AZ       CT       OR      TX       Other    CA

13.0%    2.0%     4.0%     4.0%     2.0%    2.0%     2.0%     2.0%     2.0%     6.0%    1.0%     8.0%     52.0%

*Originations YTD 9/30/99

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



Mortgage Banking
Geographic Mix



                                 1998
                           Total SFR Market(a)                       WM(b)
State                      Rank     Volume($B)                Rank     Share
California                 1      $363                        1       10%
Illinois                   2        90                        2        3
Florida                    3        85                        5        3
Massachusetts              8        54                        3        3
Washington                 9        53                        1       12
Colorado                   10       53                        3        3
Arizona                    17       39                        5        3
Oregon                     21       27                        1        9
Connecticut                22       26                        3        5
Utah                       25       23                        1        6


Source:  (a)  Inside Mortgage Finance
         (b)  Real Estate Solutions for the most current month available

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Market Position
Top 10 Mortgage Originators


                                            Market
Rank     Lender             Volume(B)*       Share

1        Chase            $79.8             7.6%
2        Norwest           69.0             6.5
3        Countrywide       63.2             6.0
4        BofA              50.8             4.8
5        WAMU              31.3             3.0
6        Fleet             29.8             2.8
7        HomeSide          23.4             2.2
8        ABN AMRO          23.1             2.2
9        Cendant           21.2             2.0
10       Dime              19.1             1.8

*Originations YTD 9/30/99
Source: Inside Mortgage Finance


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Market Position
Top 10 Retail/
Broker Only Wholesale Lenders


                           Market                             Market
 Rank    Retail            Share*           Wholesale         Share*

1        Norwest           7.5%             Countrywide       7.9%
2        BofA              6.7              ABM AMRO          6.3
3        Countrywide       4.6              BofA              5.7
4        WAMU              3.7              WAMU              5.2
5        Chase             3.6              Chase             5.0
6        Cendant           3.3              Norwest           3.9
7        GMAC              2.5              Crossland         3.4
8        National City     1.9              Dime              3.3
9        FT Mortgage       1.9              FT Mortgage       3.0
10       Dime              1.6              First Nationwide  2.7


*Originations YTD 6/30/99
Source: National Mortgage News

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


ARM Mix
WAMU vs. Market*


                  Jan.     Feb.     March   April    May      June     July
MKT               18%      17%      19%     20%      21%      27%      30%
WAMU              48%      52%      56%     59%      62%      71%      79%


*1999 monthly origination volume
Source:  Real Estate Solutions

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

Market Position
Top 5 ARM Lenders

                           Market
 Rank     Lender           Volume(B)*        Share

1        WAMU           $ 12.5              8.2%
2        BofA              8.7              5.7
3        Chase             5.6              3.7
4        Golden West       3.9              2.6
5        First Nationwide  3.8              2.5



*Originations YTD 6/30/99
Source:  Inside Mortgage Finance

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Mortgage Banking
Profitability Components

[pie chart]  YTD 6/30/99


Manufacturing* (Portfolio Lending)                   68%

Loan Servicing and Other Loan-Related Income         17%

Mortgage Banking Income (Sale of Loans)              15%


*Excludes mortgage loans allocated to Consumer Banking


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




Mortgage Banking
SFR Balance Sheet Mix

[pie chart]  9/30/99

Option ARMs       Intermediate ARMs         Jumbo FRM        Other
54.0%                      27.0%            17.0%             2.0%




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




Manufacturing
Profitability -- Option ARMs


                                    ROA*

Interest spread                      1.98%
Estimated credit losses             (0.14%)
Servicing expenses                  (0.01%)
Other operating expenses            (0.09%)
                                    -------
Pretax return on assets              1.74%
After-tax return on assets           1.10%


*Estimate:  YTD 9/30/99 annualized

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





Mortgage Banking Income
Sale of Loans

Income on sale of loans (net)       1.09%
Warehouse interest income           0.01%
                                   -----
Pretax marginal return              1.10%
After-tax marginal return           0.69%

YTD 9/30/99 loans sold             $7.40B


*Includes value of retained mortgage servicing rights

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Mortgage Banking
Loans Serviced for Others

After-tax net income(a)              $28.6M

Mortgage servicing rights(b)        $492.6M

ROA(c)                               11.59%

Loans serviced for others(b)(d)      $52.4B

Mortgage servicing rights(b)/
Loans serviced for others(b)(d)       0.94%




(a)      YTD 6/30/99
(b)      As of 6/30/99
(c)      Estimate:  YTD 6/30/99 annualized
(d)      Excludes loans securitized and held by WMI


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



Mortgage Banking
SFR Servicing Portfolio*

[bar graph]

Dollars in billions

                           12/31/97         12/31/98          09/30/99

                           $165             $175              $179

* Includes loans held in portfolio and held for sale (exclusive of loans serviced by others), loans securitized and retained (with and without recourse), and loans serviced for others


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



Mortgage Banking
Direct Cost Per Loan Serviced*

[bar/line graph]

                    Q1 1998  Q2 1998 Q3 1998  Q4 1998  Q1 1999  Q2 1999  Q3 1999
                    -------  ------- -------  -------  -------  -------  -------

Cost per loan       $68.00   $76.00  75       $68.00   $57.00   $55.00   $51.00

Loans serviced/FTE  1,134    1,076   1109     1,060    1,008    1,053    1,157


* Estimate:  quarterly figures annualized

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



Mortgage Banking
SFR Originations


[bar/line graph]


                           1996     1997    1998     1999*

WAMU     ($ in Billions)   $21.40   $27.20  $43.60   $44.00
Market  ($ in Trillions)   0.8      0.8     1.5      1.2



*Estimate: YTD 9/30/99 annualized
Source:  National Mortgage News

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

Mortgage Banking
Direct Cost per Dollar Funded

[line graph]

                           1998                           1999

                  Q1       Q2       Q3      Q4       Q1       Q2
Retail (bps)      87.3     94.6     92      84.5     83.2     81.2
Wholesale (bps)   17.8     17.3     17.1    17.4     15.5     15.5


Average loan size*
Retail            $181,000
Wholesale         $259,000


*YTD 6/30/99


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



SFR Asset Quality
FICO Scores by Quarter

[bar graph]


3/97     6/97     9/97    12/97    3/98     6/98     9/98     12/98   3/99  6/99

695      703      710     712      720      709      709      714     708    703



Source:  WM databases; origination data average per loan

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SFR Asset Quality
Portfolio LTV Composition

[bar graph]


              0-60     61-70    71-75   76-80    81-90    91-95    95+      PMI
Original (a)  13%      19%      19%     32%      7%       1%       0%       10%
Adjusted (b)  18%      23%      19%     21%      8%       1%       0%       10%



(a) LTV at origination date
(b) Case-Shiller adjusted as of 6/30/99


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


SFR Asset Quality
90+ Day Delinquencies
as a % of Total SFR Portfolio


[bar graph]
                  ARM*     FRM*     All

Market            0.87%    0.36%    0.74%

WAMU              0.78%    0.22%    0.60%




* ARM and FRM delinquencies exclude government loans

Source: MIC "A Market" LPS database 6/30/99, percent by dollar value of portfolio

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




[photo of a house]  what's next

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




Mortgage Banking
Opportunities



Potential to improve net income and returns

         Position WAMU as premier portfolio lender

         Above-average returns

                  Leverage   position  to  drive  fee  income  higher
                  Focus  on highest-margin SFR originations
                  Build national mortgage brand


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






Mortgage Banking
ROE by Product(a)(b)


[bar graph]

Option ARM        Intermediate ARM  FRM    Subprime (c)    SFR Construction

21.9%                17.0%          16.8%    23.1%           21.6%


(a)      YTD 6/30/99
(b)      Based on a 5% equity allocation
(c)      Predominantly A-/B+ SFR loans originated by WAMU


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

Mortgage Banking
Building a National Brand


"Power of Yes"

         People Power
         Product Power
         Portfolio Power


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

Product Innovation
Advantage 90

Unique product design to retain customers

Nationwide advertising campaign

         Wall Street Journal
         Newspaper, radio
         Direct mail


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


Product Innovation
Advantage 90 Originations

[bar graph]

Dollars in millions

                  Q1 99    Q2 99    Q3 99

Retail            $74      $196     $307
Wholesale         $58      $148     $212

Total:            $132.5   $343.9   $519.1



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


Mortgage Banking
Five-Year Business Targets

[bar graph]
Dollars in billions

                           1999(a)(b)       2004 (c)

Retail                     $24.3            $25.0
Wholesale                  $19.6            $30.0
Internet/Call Center       $0.1             $12.0
Correspondent              $8.0

Total:                     $44.0            $75.0

(a) Target for 1999
(b)  Includes  financial  center  originations
(c)  Excludes  financial  center originations

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


Five-Year Business Targets
Retail Channel

Dollars in billions

                           1999             2004

Volume(a)(b)               $20.0            $25.0
Home Loan Centers            171              200
Loan Consultants           1,200            1,400
Support Staff              2,000            1,700

(a) Target for 1999
(b) Excludes financial center originations

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

Five-Year Business Targets
Wholesale Channel

Dollars in billions
                                    1999             2004

Volume*                            $19.6            $30.0
Wholesale Loan Centers              23               31
Account Managers                    120              180
Support Staff                       460              500


*Target for 1999

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


Five-Year Business Targets
Internet/Call Center/Correspondent Channels

Dollars in billions
                                    1999             2004

Internet/Call Center
  Volume*                           $0.1             $12.0
  Total staff                        15               175

Correspondent
  Volume                            N/A              $8.0
  Total staff                       N/A               50

* Target for 1999

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


Mortgage Banking
Technology


New origination system to capitalize on emerging trends in the industry

         Web-based

         Portable

         Credit risk management/risk-based pricing



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


Mortgage Banking
Technology


Electronic connectivity to partners
         Realtors
         Mortgage brokers
         Correspondent relationships

Electronic connectivity to vendors/ strategic alliances
         Appraisal
         Flood/mortgage/title insurance
         GSEs



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

Mortgage Banking
Five-Year Business Initiatives

Objectives

         Increase loan originations to $75 billion

         Grow nationwide market share  to 7.5% of estimated $1 trillion market

         Increase income from sales of loans and servicing

         Maintain credit quality

         Continue to invest in technology


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

Mortgage Banking
Summary

Mortgage Banking will be a strong engine of value growth over the next five years

Mortgage Banking will be a 20% ROE business



[Washington Mutual Logo]
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


what's next?
[picture of Wall St. street sign] Financial Services

Craig Davis
President
Mortgage Banking and
Financial Services Groups



[Washington Mutual Logo]
1

Financial Services
Overview

Key drivers of fee income

         WM Group of Funds
         WM Financial Services
         Washington Mutual Insurance Services

[Washington Mutual Logo]
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



WM Group of Funds
Profile*

The difference is experience

         18 mutual funds
         1 variable annuity
         5 strategic asset management portfolios
         $6.3B in assets under management

*As of 9/30/99

[Washington Mutual Logo]
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


WM Group of Funds
Pretax Operating Income

[bar/line graph]

Dollars in millions


                           1997     1998    YTD 9/30/98       YTD 9/30/99

                           $4.6     $9.0    $7.2              $13.4

(line  showing 96% change  from 1997 to 1998)
(line  showing 85% change from YTD 9/30/98 to YTD 9/30/99)


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


WM Group of Funds
Performance

Value orientation

Fund performance
         12 of our 13 funds rank average or above
         10 rated A/B
          2 rated C

Source:  Lipper Analytical Services as of 9/30/99


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


WM Group of Funds
Net Flow as % of Assets Under Management*

[bar graph]

WM       6%
BAC      -1%
ONE      6%
CMB      -5%
WFC      -1%
JPM      20%
FLT      4%
KEY      -3%
C        -26%


*YTD 8/31/99 sales less redemptions divided by 12/31/98 assets under management

Source:  Strategic Insights, Aug. 1999

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


WM Group of Funds
Distribution

National distribution
         338 broker dealers

WM Financial Services
         Consumer Banking Market - 500 financial consultants serving 1,023 financial centers


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


WM Financial Services
 Profile

We invest in relationships

         Full-service broker dealer

         Focus on Washington Mutual customer base

         Primary sales channel for  WM Group of Funds

         Strategic partnerships with industry-leading mutual fund companies


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


WM Financial Services
Pretax Operating Income

[bar/line graph]

Dollars in millions

                  1997     1998     YTD 9/30/98      YTD 9/30/99

                  $22.1    $47.2    $34.7            $63.9

(line  showing 113% change from 1997 to 1998)
(line  showing 84% change from YTD 9/30/98 to 9/30/99)

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



WM Financial Services
Product Sales

[line graph]
Market share

Mutual Funds & Variable Annuities

AIM
         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99

         3%       3%       4%       3%      4%       3%       3%       3%       4%      4%       4%       5%

         5/99     6/99     7/99     8/99    9/99
         5%       4%       5%       11%     5%

FRANKLIN / ALLIANZ
         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         14%      16%      13%      13%     17%      16%      15%      13%      11%     8%       11%      8%

         5/99     6/99     7/99     8/99    9/99
         7%       9%       6%       6%      7%

HARTFORD
         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         6%       9%       7%       8%      11%      10%      14%      14%      15%     16%      15%      11%

         5/99     6/99     7/99     8/99    9/99
         11%      15%      14%      14%     18%

PUTNAM
         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         19%      11%      14%      13%     11%      12%      11%      10%      14%     12%      12%      10%

         5/99     6/99     7/99     8/99    9/99
         8%       6%       9%       7%      8%


KEMPER

         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         9%       10%      11%      11%     11%      8%       8%       8%       9%      10%      7%       7%

         5/99     6/99     7/99     8/99    9/99
         5%       3%       3%       2%      3%

MFS

         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         5%       6%       6%       6%      6%       6%       6%       6%       8%      9%       9%       8%

         5/99     6/99     7/99     8/99    9/99
         5%       6%       8%       5%      6%

OPPENHEIMER

         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         3%       4%       4%       4%      3%       3%       2%       3%       3%      2%       2%       2%

         5/99     6/99     7/99     8/99    9/99
         1%       2%       2%       1%      2%

SAFECO

         5/99     6/99     7/99     8/99    9/99
                  0        0%       0%      0%

VAN KAMPEN

         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         5%       5%       6%       6%      7%       6%       6%       6%       5%      4%       4%       4%

         5/99     6/99     7/99     8/99    9/99
         3%       5%       6%       5%      4%

WM FUNDS

         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         33%      33%      32%      32%     27%      35%      34%      36%      31%     34%      33%      42%

         5/99     6/99     7/99     8/99    9/99
         43%      49%      46%      45%     45%

OTHER

         5/98     6/98     7/98     8/98    9/98     10/98    11/98    12/98    1/99    2/99     3/99     4/99
         2%       2%       3%       3%      3%       2%       1%       2%       2%      2%       2%       2%

         5/99     6/99     7/99     8/99    9/99
         11%      1%       1%       2%      1%



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


Fixed Annuity Sales*

[bar graph]
Dollars in millions


                  1998              YTD 9/30/99

                  $23               $230


* Consumer Bank Annuity Program only

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

Total Annuity Sales
Market Position

Dollars in millions

         Bank                       Annuities(a)

  1      First Union               $924
  2      Washington Mutual          922(b)
  3      Citigroup                  635
  4      Chase Manhattan            622
  5      Bank of America            616
  6      Banc One                   521
  7      Wells Fargo                396
  8      Fleet Financial            372
  9      California Federal         276
 10      Union Planters             266



(a) Investment sales YTD 6/30/99
(b) Includes WMFS and CBAP annuity sales
Source:  Singer Annuity & Fund Database

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

Mutual Fund Sales
Market Position

Dollars in millions

         Bank(a)                    Long-term Mutual Funds (b)

1        Citigroup                 $2,986
2        Bank of America            2,837
3        JP Morgan                  2,569
4        Chase Manhattan            2,322
5        Fleet Financial            2,043
6        Banc One                   2,042
7        Wells Fargo                1,975
8        First Union                1,898
9        U.S. Bancorp               1,869
10       US Trust                   1,113
11       Washington Mutual            960(b)

(a) Bank-owned broker dealers
(b) Investment sales YTD 6/30/99
Source:  Singer Annuity & Fund Database



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

WM Financial Services
Avg. Monthly Commissions
 per Financial Consultant

[bar graph]

1997              1998              YTD 9/30/99

$21,000           $23,000           $29,000


[Washington Mutual Logo]
14

WM Financial Services
Operational Efficiency

                           1997     1998             YTD 9/30/99

Financial Consultants
to Back Office
Support Personnel          0.8      1.7              2.9

# Financial
Consultants
& Sales Staff              578      646              698


# Back Office
Personnel                  735      375              242



[Washington Mutual Logo]
15

Washington Mutual
Insurance Services
 Profile

Low-cost provider of quality insurance products

Leverage mortgage banking and consumer banking relationships

Customer retention

[Washington Mutual Logo]
16

Washington Mutual
Insurance Services
Pretax Operating Income


[bar/line graph]
Dollars in millions

         1997     1998     YTD 9/30/98      YTD 9/30/99

         $8.6     $10.5    $7.5             $9.8

(line showing 22% change from 1997 to 1998) (line showing 31% change from YTD 9/30/98 to YTD 9/30/99)



[Washington Mutual Logo]
17

Washington Mutual
Insurance Services
Premiums and Policies*

[bar graph]
Dollars in millions

                  YTD 6/30/98       YTD 6/30/99
Premiums          $93.2             $94.5
Policies          239,000           248,000


*Premiums sold and policies written

[Washington Mutual Logo]
18

Financial Services Group
Pretax Operating Income

[bar/line graph]
Dollars in millions


                              1997    1998     YTD 9/30/98       YTD 9/30/99

WM Financial Services         22.133  47.176   34.693            63.948
WM Group of Funds             4.634    8.986   7.229             13.378
Washington Mutual
  Insurance Services          8.614   10.469   7.486             9.811

Total                         $35.4   $66.6    $49.4             $87.1

(line showing 88% change from 1997 to 1998) (line showing 76% change from YTD 9/30/98 to YTD 9/30/99)

[Washington Mutual Logo]
19

[photo of Wall Street street sign) what's next?



[Washington Mutual Logo]
20

Financial Services Group
 Future Opportunities


Increase pretax operating income 15-20% by

         Increasing penetration of Washington Mutual households

         Expanding national distribution of WM Group of Funds

         Introducing online trading

         Launching credit life insurance coverage

         Limiting G&A expenses

[Washington Mutual Logo]
21
what's next?


(photo of business office] Consumer Finance Group
Craig Chapman
President and CEO
Washington Mutual Finance


[Washington Mutual Logo]
1

Business Lines

[organizational chart for Consumer Finance Group]

                           Consumer Finance Group
------------------------------------------------------------------------

Washington Mutual Finance                   Long Beach Mortgage
----------------------------------          ---------------------------
Market            Consumer                  Market      Speciality Mortgage
                                                        Finance

Channel           518 Retail                Channel     84 Wholesale
                  Branches                              Offices

Financing         Portfolio                 Financing   Wholesale
Size              $3.1B Assets              Size        $3.1B originations*

*Estimate:  YTD 9/30/99 annualized


[Washington Mutual Logo]
2
what's next?

[photo of business office] Washington Mutual
 Finance

[Washington Mutual Logo]
3

WM Finance
Overview*

Headquartered in Tampa, FL; founded in 1927

Portfolio lender - no securitization

$3.1B in assets

518 offices in 24 states

2,600 employees

*As of 9/30/99
[Washington Mutual Logo]
4

WM Finance
Geographic Focus

[Map of United States]

Receivables*

Colorado          10.2%             Florida          6.8%
Tennessee         10.0%             South Carolina   5.5%
Texas              9.7%             Virginia         4.8%
North Carolina     8.7%             Louisiana        4.5%
California         7.7%             Mississippi      4.1%
                                    Other           28.0%

*As of 9/30/99

[Washington Mutual Logo]
5

WM Finance
Customer Demographic Profile

Forty-four-year-old blue collar or lower-income white collar worker

Household incomes of $70,000

Over 65% are homeowners

Lower net worth

[Washington Mutual Logo]
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

WM Finance
Customer Psychographic Profile

Cash flow and payment borrowers

Intimidated by banks

Want to be treated with dignity and respect

[Washington Mutual Logo]
7

WM Finance
Portfolio Growth

[bar graph]
Dollars in thousands

1996     1997              1998             YTD 9/30/98       YTD 9/30/99

$51,679  $135,568         $245,683         $104,470           $317,554



[Washington Mutual Logo]
8

WM Finance
One-Year Portfolio Growth*

[bar graph]

                  Personal Loan     Real Estate      Sales Finance

1998              12.36%            19.74%           -16.37%
1999              18.94%            23.97%           1.75%

* 1998 figures represent growth between 9/30/97 and 9/30/98 1999 figures represent growth between 9/30/98 and 9/30/99

[Washington Mutual Logo]
9

WM Finance
Improvement in Direct Marketing Efficiency*

[bar graph]

Personal Loan Prospect Direct Mail                   11.0%
Present Customer Renewal                              8.5%
Sales Finance Conversion to Personal Loans            6.6%

* % reduction in cost per new loan for YTD 9/30/99 compared with YTD 9/30/98

[Washington Mutual Logo]
10

WM Finance
Current Customers*

[bar graph]

YTD 9/30/98       3.71%
YTD 9/30/99       4.48%


* Direct mail response rate for existing customers (personal loan)

[Washington Mutual Logo]
11

WM Finance
Total Portfolio 30+ Delinquency

[line graph]

         Jan      Feb      Mar      Apr     May      Jun      Jul      Aug      Sep     Oct      Nov      Dec

1997     4.63%    4.65%    4.55%    4.52%   4.60%    4.70%    4.70%    4.81%    5.06%   4.92%    5.09%    4.99%
1998*    5.08%    4.98%    4.67%    4.68%   4.78%    4.87%    4.88%    5.01%    4.88%   4.75%    4.80%    4.76%
1999*    4.86%    4.60%    4.17%    4.23%   4.29%    4.28%    4.38%    4.33%    4.28%



*Excludes VISA portfolio

[Washington Mutual Logo]
12

WM Finance
Total Portfolio 90+ Delinquency

[line graph]

         Jan.     Feb.     Mar.     Apr.    May      June     July     Aug.     Sep.    Oct.     Nov.     Dec.

1997     2.01%    2.02%    2.02%    2.00%   2.00%    2.02%    2.01%    2.03%    2.08%   2.10%    2.10%    2.12%
1998*    2.18%    2.14%    2.07%    2.04%   2.06%    2.05%    2.04%    2.06%    2.05%   2.04%    2.00%    1.97%
1999*    1.95%    1.90%    1.84%    1.85%   1.82%    1.83%    1.85%    1.87%    1.83%


*Excludes VISA portfolio

[Washington Mutual Logo]
13

WM Finance
First Payment Default Rate*

         Jan.     Feb.     Mar.     Apr.    May      June     July     Aug.     Sep.    Oct.     Nov.     Dec.

1997                       8.21%    8.03%   9.13%    9.23%    9.41%    9.33%    9.70%   10.99%   11.16% 12.09%
1998     11.36%   10.20%   8.76%    8.35%   9.26%    9.30%    9.89%    9.72%    9.63%   8.97%    8.63%   9.66%
1999     10.25%   9.40%    7.65%    6.85%   7.58%    8.26%    8.02%    7.71%


* Total portfolio three-month average

[Washington Mutual Logo]
14

WM Finance
Vintage Curve(a)

[line graph]


         Jan.     Feb.     Mar.     Apr.    May      June     July     Aug.     Sep.    Oct.     Nov.     Dec.
1997                       9.02%    8.78%   9.77%    9.62%    9.52%    8.79%    8.26%   8.50%    8.41%    8.76%
1998(b)  8.55%    8.77%    9.05%    8.77%   8.51%    8.42%    8.86%    8.84%    8.13%   7.76%    7.58%    7.72%
1999(b)  7.45%    7.09%    7.20%


(a) % of accounts 0-30 days delinquent 6 mos. after origination; total portfolio three-month rolling average
(b)      Excludes VISA portfolio

[Washington Mutual Logo]
15

WM Finance
Key Financial Targets

                           Long-Term
                           Target                    YTD 6/30/99

Efficiency Ratio           less than 40.0%           39.5%
Net Charge Offs            less than 2.8%             2.9%*
Return on Assets           greater than 3.0%          2.3%*

*Estimate:  YTD 6/30/99 annualized

[Washington Mutual Logo]
16

WM Finance
Peer Analysis

                                    WM Finance(a)             Peers(b)

Consumer Loan Growth Rate           13.0%                     14.0%(c)
Net Interest Margin                 11.2                       7.5
Efficiency Ratio                    39.5                      50.2
Net Charge Offs                      2.9                       2.6
Net Income Growth                   21.8                      13.1
Return on Assets                     2.3                       2.0
Debt/Tangible Equity                 5.2x                      7.3x


Peers: American General Finance Corp., Associates Corp. No. Amer., Household Finance Corp., Northwest Financial Inc., Commercial Credit Co. (Citigroup)

(a)      YTD 6/30/99
(b)      Source:  SNL Database, Peer Analysis 6/30/99
(c)      Not adjusted for acquisitions


[Washington Mutual Logo]
17

WM Finance
Efficiency Ratio

[line graph]



Q1 96             Q3 96             Q1 97(a)         Q3 97             Q1 98            Q3 98

48.48%   46.10%   48.01%   46.15%   47.47%  43.04%   46.19%   44.70%   44.88%   43.43%  40.76%   42.18%

Q1 99(b) Q3 99

40.97%   51.50%   39.00%



(a) Includes $1.0M of legal reserve
(b) Includes $4.5M legal settlement and $2.2M one-time acctg. adjmts.

[Washington Mutual Logo]
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

WM Finance
Net Charge Offs as a % of Receivables

[line graph]

Dec-97   Jan-98   Feb-98   Mar-98   Apr-98  May-98   Jun-98   Jul-98   Aug-98   Sep-98  Oct-98   Nov-98   Dec 98*

3.31%    3.10%    3.12%    3.15%    3.26%   3.00%    3.00%    2.92%    2.98%    3.01%   3.07%    3.40%    3.50%

Jan-99   Feb-99   Jun-99   Sep-99
3.22%    2.96%    2.93%    2.88%


*Includes $900,000 one-time charge off

[Washington Mutual Logo]
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


WM Finance
Annualized Return on Avg. Assets

[bar graph]

Q1 98    Q2 98    Q3 93    Q4 98    Q1 99   Q2 99

2.00%    2.10%    2.20%    1.80%*    2.20%   2.30%



* Includes $4.5M legal settlement and $2.2M one-time acctg. adjmts.

[Washington Mutual Logo]
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


WM Finance
Investing for the Future

New infrastructure added 1998-1999 to maintain credit quality and improve operating efficiency

         Credit Risk Department
         Data Warehouse
         Centralization of Back Office
         Alternative Lending Department
         Lending Compliance Department
         Training Department


[Washington Mutual Logo]
21

Long Beach Mortgage
Overview

Line of business
         Specialty mortgage finance
         First mortgage only
         Whole loan sales

12 years in the industry

Historically a high ROE business

[Washington Mutual Logo]
22

Long Beach Mortgage
National Origination Franchise

[map of United States showing plot points for different regions]


[Washington Mutual Logo]
23

Long Beach Mortgage
Overview

Strategic complement to WM Finance

Nationwide production network of brokers in all 50 states

One of the largest wholesale originators of specialty mortgages

Potential consolidation platform for specialty mortgage market

[Washington Mutual Logo]
24

Long Beach Mortgage
Loan Origination Volume

[bar graph]
Dollars in millions

         1996     1997     1998     1999*

         $1,058   $1,686   $2,576   $3,083


*Estimate:  YTD 9/30/99 annualized

[Washington Mutual Logo]
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

Long Beach Mortgage
Overview

Talented management team

Strong balance sheet
         No long-term debt
         Internally funded growth
         Loan sales reduce exposure to default and prepayment risk

Recognized as the low-cost provider in specialty mortgage finance industry

[Washington Mutual Logo]
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


Long Beach Mortgage
G&A Expenses as a % of Loans Originated

[bar graph]

1996     1997     1998     YTD 6/30/99
3.29%    2.72%    2.82%    2.64%


[Washington Mutual Logo]
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



[photo of office] what's next?


[Washington Mutual Logo]
28

Consumer Finance Group
Strong Growth Expected

                                                     Five Year
                                                     Forecast CAGR

Assets in Portfolio                 $4.4B(a)         15-20%

Originations Sold                   $3.1B(b)         20-30%


Profits will grow faster than assets due to mortgage sales

Expected ROE of 20%-22%

(a) As of 9/30/99
(b) Estimate:  YTD 9/30/99 annualized


[Washington Mutual Logo]
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


Consumer Finance Group
Key Initiatives

Organic growth is expected to be greater than market growth

Expand branch network geographically

Utilize new lead management systems

Consolidate back office


[Washington Mutual Logo]
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


Consumer Finance Group
Key Initiatives

Diversify distribution: direct mail, telemarketing

Expand Internet capabilities

Leverage core competencies


[Washington Mutual Logo]
31

Key Initiatives
 Expand Internet Capabilities

[Picture of Washington Mutual "Easy Money!" screen]

[Washington Mutual Logo]
32

Key Initiatives
 Expand Internet Capabilities

[Picture of Washington Mutual "LOANSLIVE.com" screen]

[Washington Mutual Logo]
33

Key Initiatives
 Expand Internet Capabilities

[Picture of Long Beach Mortgage Company screen]

[Washington Mutual Logo]
34

Key Initiatives
 Expand Internet Capabilities

[Picture of Financing USA screen]

[Washington Mutual Logo]
35

Key Initiatives
Leverage Core Competencies


Credit risk management
         Risk selection, pricing and control

Multi-channel marketing
         Customer origination and selection

Strong financial management
         Total customer relationship profitability
         Risk-based pricing and capital allocation

Dynamic asset management
         Portfolio/capital markets flexibility


[Washington Mutual Logo]
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


Consumer Finance Group
Summary

Grow organically and through acquisitions

Leverage substantial investments and infrastructure

Generate high returns while managing credit risk on a larger asset base

Create value for WM shareholders

[Washington Mutual Logo]
37
what's next?

[photo of entrance to office building] Commercial Banking
 Group
Sally Jewell
President
Commercial Banking


[Washington Mutual Logo]
1

Business Lines

[organizational chart for Commercial Banking Group]

                  Commercial Banking Group

Commercial Real Estate                Commercial Banking

  Multi-Family loans                    Full-Service commercial banking
  Commercial property loans               Business lines/loans
  Commercial construction loans           Treasury management services
                                          International trade finance
                                          Community banking (OR/ID branches)


[Washington Mutual Logo]
2

Commercial Banking Group
Strategic Objectives


Grow higher-yielding commercial banking assets

Drive incremental business through infrastructure leverage

Enhance overall margins and returns

Diversify earnings, credit and interest rate risk


[Washington Mutual Logo]
3

Commercial Banking Group
Overview


As of 6/30/99
         Total Assets               $19.1 billion
         Total Loans
         (before reserve)           $18.8 billion

YTD 6/30/99
         Net Income After Tax(a)    $104 million


(a) Line of business results include allocated corporate support expense

[Washington Mutual Logo]
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


Commercial Banking Group
Portfolio Growth

                           9/30/99          2004              Five-Year
                           Current          Projected         Forecast
Type                       Mix              Mix               CAGR
-----------                -----------      ----------      -------------

Apartments                 76%              45-55%            3-7%
Other Commercial           24%              45-55%           25-35%

[Washington Mutual Logo]
5
what's next
[photo of entrance to office building] Commercial Real
 Estate

[Washington Mutual Logo]
6

Commercial Real Estate
[map of northwestern states showing locations of sales offices]

13 sales offices (a) [marked with a triangle on map described above]

         $2.1 billion in annual loan originations (b)

         $16.8 billion loan portfolio (a)

(a) As of 9/30/99
(b) Estimate:  YTD 9/30/99 annualized

[Washington Mutual Logo]
7

Commercial Real Estate
Market Position


Delivering efficient, profitable multi-family and commercial real estate loans to investors and property management companies

Largest bank provider of multi-family loans in Western U.S.

Focused on smaller, high-yielding loans less than $10 million

Emerging provider for low-risk commercial property loans

[Washington Mutual Logo]
8

Commercial Real Estate
Competition

Fannie Mae DUS* lenders

Thrifts

Large commercial banks

Conduits

Commercial mortgage companies


* Delegated Underwriting and Servicing

[Washington Mutual Logo]
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



Commercial Real Estate
Strategic Advantages

Capacity and flexibility to respond to market opportunities

Strong origination capability in fast-growing western states

Large, low-risk, seasoned portfolio

Streamlined application, underwriting and closing processes
         10-15 days faster than competitors



[Washington Mutual Logo]
10

Commercial Real Estate
 Loan Portfolio

$2 + billion annual originations
$2 + billion annual run-off

[pie chart] 9/30/99

Apartments        Other real estate
84%               16%

[Washington Mutual Logo]
11

Commercial Real Estate
Loan Quality Measurements
Nonperforming Assets as a % of Loans

[bar graph]

12/31/1996        12/31/1997        12/31/1998       9/30/1999

1.10%             0.93%             0.69%            0.56%

[Washington Mutual Logo]
12

Commercial Real Estate
Loan Quality Measurements
Net Loan Charge Offs as a % of Loans

[bar graph]

1996     1997     1998     YTD 9/30/99*

0.60%    0.28%    0.11%    0.19%

* Estimate: YTD 9/30/99 annualized; includes $17.8 million in previously established specific reserves on four commercial real estate properties that were obtained through acquisitions

[Washington Mutual Logo]
13

Commercial Real Estate
Current Business Initiatives


Expand product line into owner-occupied industrial properties

Implement more responsive interest rate indices and prepayment provisions where competitive conditions permit

Centralize all processing and closing into one location

[Washington Mutual Logo]
14

Commercial Real Estate
Current Business Initiatives


Sell commercial banking deposit and treasury management products to property management companies

Secure title/escrow company deposits


[Washington Mutual Logo]
15

Commercial Real Estate
Future Strategic Initiatives


Form asset purchase alliances with high-quality originators in selected markets

Add direct origination capacity in attractive markets where Washington Mutual has an established presence

Establish securitization channel to enhance yield and actively manage assets


[Washington Mutual Logo]
16

Commercial Real Estate
Future Strategic Initiatives

Replace existing processing software with integrated Internet system

Establish eBusiness presence for selected markets and products


[Washington Mutual Logo]
17
what's next
[photo of entrance to office building] Commercial Banking


[Washington Mutual Logo]
18

Commercial Banking
WM Business Bank and Western Bank*

$2.01 billion in loans
$1.53 billion in deposits

[maps of northwestern states]

33 Business Banking Centers (initiated since 1996)-[marked with a square on map described above]

48 Full-Service Commercial Bank Branches (most acquired 1996)-[marked with a circle on map described above]

*As of 9/03/99

[Washington Mutual Logo]
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


Commercial Banking
Market Position

Developing and maintaining strong client relationships with mid-sized companies focused on high-quality, personalized delivery of innovative financial service solutions

Core business market

         companies with $5M to $100M in sales

[Washington Mutual Logo]
20

Commercial Banking
Market Position

Respected alternative to large, commercial banks in WA, OR, ID and UT

New entrant to CA in 1999

[Washington Mutual Logo]
21

Commercial Banking
Competition


Large commercial banks

Community banks

Asset-based lenders

Farm Credit Services

[Washington Mutual Logo]
22

Commercial Banking
Strategic Advantages

Focused on profitable, loyal mid-sized business client base

Attractive environment for top performing bankers

Washington Mutual consumer branch delivery infrastructure

[Washington Mutual Logo]
23

Commercial Banking
Strategic Advantages

Leading-edge products tailored to business needs

         International trade finance
         Treasury management services

Portfolio capacity and flexibility

[Washington Mutual Logo]
24

Commercial Banking
Model for BBC Growth

Dollars in millions

                      Internal Model           Actual Performance
                  ------------------------  ----------------------
Annual            Year     Year     Year    BBCs        Seattle BBC
Avgs.             1        2        3       > 2 Yrs     @ 3 Yrs
------------      ------   ------   ------  --------    ----------


ROA               (1.1%)   0.7%     1.3%    1.3%        1.7%
Efficiency        124.5    61.3     40.6    43.0        31.3
Loans             $12.0    $37.0    $60.0   $56.9       $124.0
Deposits          2.8      8.5      13.8    22.0        42.4

[Washington Mutual Logo]
25

Commercial Banking
Average Loans

[bar graph]

Dollars in millions

CAGR 1995 - 9/30/99 = 37%

1995     1996     1997     1998     YTD 9/30/99

$565     $745     $1,141   $1,492   $1,835

[Washington Mutual Logo]
26

Commercial Banking
Average Loans

[bar graph]

Dollars in millions

CAGR 1995 - 9/30/99 = 37%

1995     1996     1997     1998     YTD 9/30/99

$565     $745     $1,141   $1,492   $1,835

[Washington Mutual Logo]
27

Commercial Banking
Average Deposits

[bar graph]

Dollars in millions

CAGR 1995 - 9/30/99 = 18%

1995     1996     1997     1998     YTD 9/30/99

$791     $896     $1,006   $1,186   $1,478

[Washington Mutual Logo]
28

Commercial Banking
Loan Quality Measurements
Nonperforming Assets as a % of Loans*

[bar graph]

1996     1997     1998     YTD 9/30/99

0.20%    0.25%    0.37%    0.53%


* Average NPAs and loans for periods presented

[Washington Mutual Logo]
29

Commercial Banking
Loan Quality Measurements
Net Loan Charge Offs as a % of Avg. Loans

[bar graph]

1996     1997     1998     YTD 9/30/99*

0.09%    0.13%    0.24%    0.25%

*Estimate:  YTD 9/30/99 annualized


[Washington Mutual Logo]
30

Commercial Banking
Current Business Initiatives

BBC expansion in California to generate $3 billion in incremental assets in five years

Sale of under-performing community bank branches to generate gain-on-sale, reduce annual expenses and enhance profitability


[Washington Mutual Logo]
31

Commercial Banking
Current Business Initiatives

Automated  systems   interface  between  consumer  and  commercial   systems  to
facilitate deposit expansion, cross-sales and infrastructure leverage

Initiation of corporate banking team to participate in syndicated asset-based credit facilities and other national relationships with acceptable profitability


[Washington Mutual Logo]
32

Commercial Banking
 Future Strategic Initiatives


Washington Mutual branding when automated systems interface is implemented

Geographic expansion into all Washington Mutual consumer markets including Texas and Florida

Strategic acquisitions focused on business banks in Washington Mutual consumer markets and commercial finance opportunities


[Washington Mutual Logo]
33

Commercial Banking
 Future Strategic Initiatives


Expansion of corporate banking capabilities to agent and syndicate transactions in markets where we have a presence

Strategic   alliances  to  bring  Washington   Mutual  portfolio   capacity  and
flexibility to well-established originators

Implementation of fully integrated eBusiness interface with commercial clients to streamline communication, documentation and inquiry


[Washington Mutual Logo]
34

Commercial Banking Group
Summary

Drives   incremental   business  by  leveraging   Washington  Mutual  brand  and
infrastructure

Diversifies earnings and offsets interest rate risk

Enhances yields through active asset management


[Washington Mutual Logo]
35

Commercial Banking Group
Summary

Leverages portfolio capacity through strategic alliances for high-yielding assets

Builds deposits through cross-sales and systems enhancements

Manages credit quality to ensure safety and soundness

Delivers   great   service   through    professional   bankers   equipped   with
client-centered tools and technology


[Washington Mutual Logo]
36
what's next?

[photo of a Washington Mutual branch] Consumer Banking


Deanna Oppenheimer
President
Consumer Banking Group

[Washington Mutual Logo]
1

Consumer Banking
Mission

To be the preferred consumer bank in all our key markets and to do so with ever increasing profitability


[Washington Mutual Logo]
2

Consumer Banking


Core element of noninterest income

Primary driver of new household growth

Flagship of Washington Mutual brand

Significant opportunities to enhance profitability

[Washington Mutual Logo]
3

Consumer Banking
Strategy


Profitably expand household base by maintaining double-digit cost per acquired customer

Leverage existing customer base through aggressive cross-sales with emphasis on higher-margin asset generation and fee-based services

Provide multiple distribution channels, while placing access in control of customers

Offer personal service as a key competitive differentiator

[Washington Mutual Logo]
4

Consumer Banking
Overview

[arrows connect the following information]

4.5 million households served
(1.4 customers/HH)*
         1,023 locations
                  47 operating regions in 8 states
                           Common operating platform


*Consumer Banking households only as of 9/30/99

[Washington Mutual Logo]
5

Consumer Banking
Overview - Distribution Network

[Map of United States]

                                            Market
State             FCs               ATMs    Position (b)
---------         ---------        ------   --------------
WA                183               210     #2
OR                78                95      3
ID/UT(a)          44                46      n/a
CA                547               843     2
FL                123               196     5
TX                48                64      12

Total             1,023             1,454


(a) As of 9/30/99 (includes 2 FCs and 3 ATMs sold in Montana)

(b) Total deposits based on the annual 6/30/98 branch deposit reports, adjusted for branch ownership as of 9/30/99

[Washington Mutual Logo]
6

Consumer Banking
Overview - Market Position*

                  Total             WM
State             # Housholds       #Households      %

WA                2,137,280         708,492          33.1
OR                1,136,554         304,206          26.8
CA                11,195,158        2,974,325        26.6
FL                2,652,517         649,118          24.5
ID/UT             838,755           109,002          13.0
TX                2,798,171         109,083          3.9

Weighted Avg.                                        26.5

*In counties where WM has FCs as of 9/30/99 (excludes Montana)

[Washington Mutual Logo]
7

Consumer Banking
Overview - Channel Usage*

                                            Transactions
                                    In Millions      % of Total
                                    -------------    -------------

Financial Centers                   191.0            49.8
ATMs                                76.0             19.8
Telephone Banking
  IVR                               98.2             25.6
  Agent-Assisted                    17.4             4.5
Internet                            1.1              0.3

*YTD 9/30/99

[Washington Mutual Logo]
8

Consumer Banking
Net Income

Dollars in thousands

Condensed Income Statement                  YTD 6/30/99
-----------------------------------         -----------------

Net interest income after
provision for loan losses                   $1,199,360

Other income*                                  373,580

Transaction-related exp.                       (42,543)

Other expense                                 (903,047)

Income before taxes                            627,350

Income taxes                                  (232,949)

Net income                                  $  394,401


*Includes intra-company mortgage banking gains

[Washington Mutual Logo]
9

Consumer Banking
Fee Income*

[bar/line graph]
Dollars in millions

1997     1998     YTD 9/30/98       YTD 9/30/99
$470.2   $559.2   $398.0            $535.8

(line showing 18.9% change from 1997 to 1998) (line showing 34.6% change from YTD 9/30/98 to YTD 9/30/99)

*Depositor and other retail banking fees

[Washington Mutual Logo]
10

Consumer Banking
 Expenses*

[bar/line graph]
Dollars in millions

YTD 6/30/98                YTD 6/30/99

$832.1                     $903.0

(line showing 8.5% change from YTD 6/03/98 to 6/30/99)


*Excludes transaction-related expenses

[Washington Mutual Logo]
11

Consumer Banking
Other Income-to-Other Expense Ratio(a)(b)

[bar graph]

YTD 6/30/98                YTD 6/30/99

34.0%                      41.4%

(a) Includes intra-company mortgage banking gains
(b) Excludes transaction-related expenses

[Washington Mutual Logo]
12

Consumer Banking
Loan Originations(a)

[bar graph]
Dollars in millions

                   1997             1998        YTD 9/30/98       YTD 9/30/99

Residental Loans   $2,016.8         $5,102.1    $3,420.1          $3,387.7
Consumer Loans     $2,564.7         $2,997.9    $2,361.0          $1,984.3

Total              $4,582(b)        $8,100(b)   $5,781            $5,372

(a) Includes consumer and mortgage loan originations.
(b) Estimated loan production for GW and AHM prior to acquisition

[Washington Mutual Logo]
13

Consumer Banking
Checking Account Growth*

[bar/line graph]

1997              1998              YTD 9/30/98      YTD 9/30/99

145,674           299,120           224,882          303,655

(line showing 105.3% change from 1997 to 1998) (line showing 35.0% change from YTD 9/30/98 to YTD 9/30/99)


*Personal checking accounts only

[Washington Mutual Logo]
14

Consumer Banking
  New Customer Acquisition Cost*

Marketing                  $57
Direct overhead            26
Total per customer         $83


*Estimate:  YTD 9/30/99 annualized and forecasted Q4 expenses

[Washington Mutual Logo]
15

Consumer Banking
 Same-store Comparison(a)

                           YTD              YTD
                           9/30/98          9/30/99           Increase

Lending                    $1,041,843       $2,583,867        148%
Checking Acct (#)               3,975            4,592         16%
Fee Income                 $  416,202       $  612,468         47%
Operating Exp(b)           $  250,062       $  264,290          6%
FTE                              10.0             10.3          3%


(a) Average of 331 unconsolidated  former ASB and GW financial centers
(b) Based on WM financial center compensation model

[Washington Mutual Logo]
16

[photo of Washington Mutual branch office] what's next?

[Washington Mutual Logo]
17

Consumer Banking
Opportunities

Five-Year Targets

         Increase consumer loan portfolio from$6 billion to $20 billion

         Increase   depositor  fee  income  by  10  -  15%  annually  and  drive noninterest income-to-expense ratio to 60%

         Grow retail deposits by $10 billion

         Continue to re-mix deposit base: 60% transaction/40% time deposit

         Significantly penetrate households with highest-growth potential

[Washington Mutual Logo]
18

Opportunities
Consumer Lending
                                    National         National
                           WM*      Avg.             Avg. Balance
Home Equity
 Penetration               2.7%     21%              $23,636

Other Consumer
 Loan Penetration          1.3%     57%              $12,610


Total WM Opportunity                                 $37 billion+

*Existing WM personal checking households only
Source: Raddon Financial Group (national averages)

[Washington Mutual Logo]
19

Opportunities
Fee Income
                                Total Depositor  Projected    Projected
                                Fee Income/      Check Acct.  Fee Income
              YTD 9/30/99       Total            Growth       Per Check Acct.
              Growth Rate       Check Accts.     200-2004     2000-2004

NW            31%               $194             10%+         $190

New
Markets       36%               $171             10%+         $190

[Washington Mutual Logo]
20

Opportunities
Deposit Flow -- Mature Market*

[slide graph]
Dollars in millions

1/31/98           9/30/99

$10,147           $11,428

*Northwest (Consumer Banking deposits only)

[Washington Mutual Logo]
21

Opportunities
Deposit Flow -- New Markets*

[slide graph]
Dollars in millions

1/31/98           9/30/99

$69,410           $66,151

*CA/TX/FL (Consumer Banking deposits only)

[Washington Mutual Logo]
22

Opportunities
Deposit Flow by Category*

[bar graph]
Dollars in millions

                  CDs               MMA Savings      Checking

Northwest         ($333)            $1,112           $501
CA/TX/FLA         ($10,288)         $5,854           $1,174


* 1/31/98 - 9/30/99 (Consumer Banking deposits only)

[Washington Mutual Logo]
23

Opportunities
Deposit Growth
                                          National            National
                           WM Avg.*         Avg.             Avg. Balance
Savings & MMDA
  Penetration              41%              74%               $9,781

CD Penetration             13%              20%               $24,964

Total WM Opportunity                                       $16.8 billion+

*Existing WM personal checking households only
Source:  Raddon Financial Group (national average)

[Washington Mutual Logo]
24

Opportunities
Deposit Base -- Northwest*

Costs of Deposits
---------------------
9/30/99  3.55%

[pie chart] 9/30/99

CDs                        36%
Transactions & Savings     64%


*Consumer Banking deposits only
[Washington Mutual Logo]
25

Opportunities
Remix Deposit Base -- CA/TX/FL*

Cost of Deposits
--------------------
1/31/98  4.32%
9/30/99  3.87%


[pie chart] 1/31/98
CDs                        61%
Transactions & Savings     39%

[pie chart]9/30/99
CDs                        49%
Transactions & Savings     51%


*Consumer Banking deposits only

[Washington Mutual Logo]
26

Opportunities
Cross-sell Ratio*

[pictures of various consumer target ads/brochures] = 4.43


* As of 9/30/99; Consumer Banking households with tenure of 2 or more years

[Washington Mutual Logo]
27

Opportunities
Cross-sell Ratio

[pie chart]


Accounts Elsewhere         Early in Life Cycle       Stable Relationship
43%                        13%                       44%


[Washington Mutual Logo]
28

Opportunities
Cross-sell Ratio


1999              2004 Goal
-------           -------------
4.43              5.00


[Washington Mutual Logo]
29

Consumer Banking
Marketing
WM Brand =  [picture of child with father]  Warm, Caring, Personal


[Washington Mutual Logo]
30

Video



[Washington Mutual Logo]
31

Consumer Banking
"Top of Mind"
Ad Awareness*

[Pictures of skylines of the following cities with "#1" printed by each picture]

Seattle
San Francisco
Los Angeles
Miami

* As of October 1999; Unaided first-mention awareness

[Washington Mutual Logo]
32

Consumer Banking
Local Marketing

Branch managers serve as local "presidents" of the company

Extensive marketing tools allow for localization of product lines

Community outreach matches marketing objectives

                  It makes a difference!


[Washington Mutual Logo]
33

What's Next?

Customer
Segmentation

Dr. Lindy Friedlander
Senior Vice President
Corporate Research and Development

Overview

Segmentation at Washington Mutual

Segment differences of new customers

Desired use of the branch, by segment

Keys to increasing segment profitability

[Washington Mutual Logo]
2

Segmentation Types

Demographic

Propensity to buy

Behavioral

[Washington Mutual Logo]
3

Distribution of WM Segments

              Fan Club    Basic      Young       Basic       Small        Relatio-   Relatio-    Homes       Evolvers
                          checking   fee         savers /    borrowers    ship       ship        & loans
                                     drivers     investors                savers     investors

East          2%          18%        16%         21%         4%           15%        3%          16%         5%


[Washington Mutual Logo]

Source:  WM Database July 1999

Segment Characteristics


Fan club      Evolvers*    Homes &   Relationship Relationship Small      Basic     Young fee   Basic
                           loans       investors  savers       borrowers  savers/   drivers     checking
                                                                          investors
2%            5%           16%         3%         15%         4.00%        21%       16%         18%

* Most Profitable

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment:  Fan Club

Highly cross-sold

High balances/investments

Longest tenure with WM

Frequent branch users

Many WM mortgage loans

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment:  Evolvers

Moderately cross-sold

Moderate balances/ investments

Frequent branch users

Many WM mortgage loans

Longer tenure with WM

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment:  Homes and Loans

Have WM mortgage loans

Some equity credit

No WM checking

Low cross-sells

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment Characteristics


Fan club       Evolvers     Homes &      Relationship   Relationship    Small      Basic        Young     Basic
                            loans        investors      savers*         borrowers  savers /     fee       checking
                                                                                   investors    drivers

2%             5%           16%          3%             15%             4.00%      21%          16%       18%


* Very Profitable

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment Characteristics

Fan club       Evolvers     Homes &      Relationship   Relationship    Small      Basic        Young fee   Basic
                            loans        investors      savers          borrowers  savers /     drivers*    checking
                                                                                   investors

2%             5%           16%          3%             15%             4.0%       21%          16%         18%


*Profitable

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment
Basic Savers/Investors

Low/moderate savings

Low/moderate CD/MMDA balances

Tend to be old or young

No checking with WM

Minimal WM loans

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment
Young Fee Drivers

Free WM checking

Low deposit balances

Incur fairly high fees

Promising cross-sells

[Washington Mutual Logo]

Source:  WM Database July 1999

Segment
Basic Checking

Single-service Free Checking

Low deposit balances

Occasionally pay extra fees

[Washington Mutual Logo]

Source:  WM Database July 1999

Distribution of WM Segments
NW vs. New Markets
(CA/FL/TX)

                Fan club  Evolvers    Homes &    Relationship Relationship  Small    Basic       Young fee     Basic checking
                                      loans      investors       savers    borrowers savers /    drivers
                                                                                     investors

NW Customers    2%        7%          16%        3%              14%        4%       18%         17%           19%
Newly           2%        4%          16%        4%              15%        4%       22%         15%           18%
acquired areas



[Washington Mutual Logo]

Source:  WM Database July 1999

Distribution of WM Segments
New vs. Existing Customers
(CA/FL/TX)

                  Fan club    Evolvers   Homes &  Relationship Relationship Small       Basic       Young      Basic
                                         loans       investors   savers     borrowers   savers /    fee        checking
                                                                                        investors   drivers

New Customers                 1%         18%         5%          11%        0.3%        13%         25%        27%
(12 months)
Existing          2%          4%         16%         4%          15%        4%          22%         15%        18%
Customers


[Washington Mutual Logo]

Source:  WM Database July 1999

Research into Segments
Survey of California Segments

Products owned at WM and elsewhere

Current, prior, and future use of branch, ATM, PC Banking, etc.

Internet habits and plans

Attitudes about life/financial matters

[Washington Mutual Logo]

Source:  WM Database Jul-Aug. 1999

Segment Demographics

Young Fee Driver

[Picture of young female]

young

single

getting educated

renter

lower income & assets

[Washington Mutual Logo]

Source:  WM Segment Survey Jul-Aug. 1999

Segment Demographics

Fan Club

[Picture of couple]

oldest segment

married

educated

homeowner

high income

high assets

[Washington Mutual Logo]

Source:  WM Segment Survey Jul-Aug. 1999
18

Attitude Profile of Segments

Young Fee Driver

[Picture of young female]

ambitious/adventurous

adopts new technologies quickly

Internet user

[Washington Mutual Logo]

Source:  WM Segment Survey Jul-Aug. 1999

Attitude Profile of Segment

Young Fee Driver

[Picture of young female]

far from peak earning potential

saving for a home, car, retirement, etc.

carries high debt/not financially secure

[Washington Mutual Logo]

Source:  WM Segment Survey Jul-Aug. 1999

Attitude Profile of Segment

Fan Club

[Picture of couple]

less ambitious/less adventurous

low debt/financially secure

at or near peak earning potential

[Washington Mutual Logo]

Source:  WM Segment Survey Jul-Aug. 1999

Attitude Profile of Segment

Fan Club

[Picture of couple]

established savings

less likely to adopt new technology

desires personal service when banking

[Washington Mutual Logo]

Source:  WM Segment Survey Jul-Aug. 1999

Segment Characteristics
WM Products as a Percentage of all Products
(WM vs Elsewhere)

Fan club       Evolvers     Homes &      Relationship     Relationship   Small        Basic       Young     Basic
                            loans        investors        savers         borrowers    savers /    fee       checking
                                                                                      investors   drivers
81%            56%          18%          60%              57%            58.0%        25%         37%       29%


[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Segment Characteristics
High End Segment Distribution
(if customers had everything at WM)


              Fan club    Evolvers   Homes &   Relationship Relationship Small      Basic       Basic
                                     loans       investors   savers      borrowers  savers /    chk/Young fee
                                                                                    investors   driver

Fan club      100%        90%        80%         30%         35%         40.0%      42%         39%
Evolvers                  10%        15%         3%                      11%                    4%


[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Segment Migration

What should a bank do with customers in these six lower-profitability segments?

Fee them into profitability?

Force them into alternative channels?

Force them out the door?

Build profitable relationships!

[Washington Mutual Logo]

Customer Categories


Those with solid relationships elsewhere

Those who are early in their life cycles

Stable relationship
Note: All three are profitable today

[pie chart]

Accts elsewhere   Early in life cycle        Stable
43%                13%                       44%

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Segment Migration
Solid Relationships Elsewhere

Depends on  bringing over  existing  relationships from competitors

Accelerated migration opportunity

People like "Duane"

[pie chart]
Accts elsewhere
43%

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Understanding "Duane"
Case Study

[Picture of male]

Duane (43) and his 18-year-old daughter opened Free Checking accounts last year

In March, his wife opened Free Checking

In June, got a $15,000 home equity line

In July, got a car loan

Now an Evolver.  Profitability has tripled, with four services

[Washington Mutual Logo]

Source:  WM Databases 1994-1999

People like "Duane"

[Picture of male]

Married

Homeowner

Age 35 - 55

Income greater than $50K

Savings over $25K

4-year college degree

Half of Small Borrower and Basic Checking segments

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

What they have elsewhere
Deposits/Investments

[bar graph]

                      Stocks/ bonds     Mutual funds     Money market       CDs
Deposits/Investments  51%               49%              27%                17%

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

What they have elsewhere
Deposits/Investments


[bar graph]

                          Mortgage       Car loan     PLC        Home Equity

Loan Products             93%            37%          28%        23%

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Segment Migration
Early in Their Life Cycles

Younger, great promise for future

Need to develop  relationships over time

These are people like "Doug"

[pie chart]
Early in life cycle
13%

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Understanding "Doug"
Case Study

[Picture of male]

Doug (31) opened a checking  and savings account in 1994

Initial profitability was negative

Took out a line of credit in 1996

At 35, he took out a large manufactured home loan

Now, an Evolver with high profitability and five bank services

[Washington Mutual Logo]

Source:  WM Databases 1994-1999

Understanding "Diane"
Case Study

[Picture of female]

Diane (25) opened Free Checking in 1994

Initial profitability was negative

Minor profitability in subsequent years

In early 1999, upgraded to Gold Checking and took out a line of credit

Now (30), a Small Borrower with moderate profitability and four services

[Washington Mutual Logo]

Source:  WM Database 1994-1999

People like"Diane"
and "Doug"

[Pictures of male and female]

Single

Renter

Age under 35

Income $35 - $75K

Savings under $25K

4-year college degree

18% of Small Borrower & Young Fee Driver segments

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Likely to get in the next year


       Brokerage investment      Mortgage     Money market   PLC     Car loan
Doug   35%                       25%          16%            16%     14%

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Migration through Segments

[Flow Chart]

Homes and Loans

Evolvers
Fan Club

Relationship Savers
Relationship Investors
Small Borrowers

Young Fee Drivers
Basic Savers/Investors
Basic Checking

[Washington Mutual Logo]

Source:  WM Databases 1994-1999

Understanding "Don and Debbie"
Case Study

[Picture of family]

Don (51) & Debbie (43) got a mortgage loan in 1995 at a WM Home Loan Center

They added Interest Checking with auto-pay in 1998

Then they put over $30K in a money market account with us in 1999

From Homes & Loans to Evolver to Fan Club in 4 years!

[Washington Mutual Logo]

Source:  WM Databases 1994-1999

People like "Don and Debbie"

[Picture of family]

Married

Homeowner

Age 45 +

Income $50K +

Savings over $50K

Very educated

[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Migration through Segments
New Free Checking Customers*

[Flow Chart]

Home and Loans

Evolvers
Fan Club

Relationship Savers
Relationship Investors
Small Borrowers

Young Fee Drivers
Basic Savers/Investors
Basic Checking

[Washington Mutual Logo]

Source;  WM Databases 1994-1999

New Free Checking Customers*
(Northwest Experience Since Launch)

[bar graph]
Dollars in millions

                        End 1994        Mid-1999

Total Dep               17.884392       36.639734
Mort. Lns               0.789077        78.480760
Cons. Lns               0.191224        17.448858
Fee Income              0.545613        1.891968
Invest                  1.233159        3.270792

[Washington Mutual Logo]

* 8,619 Free Checking customers who joined WM Q4 94 and remained through May 99

Source:  WM Database Dec. 1994; May 1999

Segment Migration of Free Checking Customers*
(Northwest Experience Since Launch)

[bar graph]


                                         End 1994          Mid-1999
Beginning segments                       83%               64%
Relationship segments                    17%               26%
Most profitable segments                                   10%

[Washington Mutual Logo]

* 8,619 Free Checking customers who joined WM Q4 94 and remained through May 99

Source:  WM Database Dec. 1994; May 1999

[Picture]

[graphic of computer terminals] Understanding Segments

Usage of the Branch

Segment Characteristics
% of Branch Users by Segment

[bar graph]

Fan club    Evolvers     Homes &       Relationship Relationship Small        Basic     Young fee    Basic     Customer    Non-
                         loans         investors    savers       borrowers    savers /  drivers      checking  Average     Customer
                                                                              investor

89%         87%          74%           84%          79%          86.0%        73%          85%          85%       80%          74%


[Washington Mutual Logo]

Source:  WM Branch Future Survey July-Aug. 1999

Understanding Segments

Branch usage:  Good or bad?

[Washington Mutual Logo]

Understanding Segments
WM Branch Visits Result in Cross-Sells
Deposit Customers Age 35-49

[bar/line graph]

                    No visits/month      1-4 visits/month     5+ visits/month

Avg. Loan $         $14K                 $17K                 $24K
Avg. Dep $          $1K                  $4K                  $10K
# Services*         3.3                  4.7                  7.0

# of Services*/HH

[Washington Mutual Logo]

*Number of retention products/services per household

Source:  WM, FA Database July 1999

Understanding Segments
Cross-Sell Ratio Index*
(based on monthly branch visits)

Visits             WM Deposit    Non-Customers
                   Customers
None               1             1
1-4                1.5           1
5+                 2.3           1

WM branch visits result in cross-sells

[Washington Mutual Logo]

*Index created by dividing all cross-sell ratios by ratios for non-branch users

Source:  WM, FA Database July 1999; Branch Future Survey July-Aug. '99

Summary

WM segmentation and survey research provide deep insight into customers

Excellent profitability potential among existing customer base

The branch is an integral part of our cross-sell program

[Washington Mutual Logo]
what's next?

eBusiness Strategies

Kerry Killinger
Chairman, President and CEO


[Washington Mutual Logo]
1

Vision

Use eBusiness to strengthen customer loyalty and customer service, to acquire new customers and to innovate WAMU's business strategies within and across the business units.


[Washington Mutual Logo]
2
eBusiness Strategies
Framework

[arrows]
Defend   Extend   Innovate

[Washington Mutual Logo]
3
what's next?

eBusiness Framework - Liane Wilson

WM Strategic Capital Fund - Craig Tall

Mortgage Banking and Financial Services - Craig Davis

Consumer Banking - Deanna Oppenheimer


[Washington Mutual Logo]
4
what's next?

eBusiness Strategies

Kerry Killinger
Chairman, President & CEO

[Washington Mutual Logo]
5

What's next?
[graphic of circuit board] eBusiness Framework

Liane Wilson
Vice Chair
Corporate Technology
eBusiness Strategies
Framework

Defend

     Current Websites

[Washington Mutual Logo]
2
eBusiness Strategies
Framework


Defend
         Current Websites

Extend
         Integrated Customer Platform
         Online/"Real-Time" Customer Info


[Washington Mutual Logo]
3
eBusiness Strategies
Framework


Defend
         Current Websites

Extend
         Integrated Customer Platform
         Online/"Real-Time" Customer Info

Innovate
         Online Applications
         Seamless end-to-end service
         Customer self service
         "eCare"

[Washington Mutual Logo]
4
eBusiness Strategies
Framework


Defend
         Current Websites

Extend
         Integrated Customer Platform
         Online/"Real-Time" Customer Info

Innovate
         Online Applications
         Seamless end-to-end service
         Customer self service
         "eCare"

Foundation
         WAMUNET
                  e-Mail   eCare    Content Management
                  Single Sign-On    Personalization


[Washington Mutual Logo]
5
eCare
Philosophies

The key driver for online success is the customer experience

Customers want
         Business to be quick and easy
         Security
         Simplicity not complexity
         Service not technology


[Washington Mutual Logo]
6
eCare
Philosophies

Make it quick and easy to convert "shoppers" to buyers

Leverage land-based enterprise

Offer intuitive self-service and personal care

[Washington Mutual Logo]
7

Customer Relationship Management
RM Building Blocks

Data Warehouse             WAMU [check mark]

[Washington Mutual Logo]
8

Customer Relationship Management
RM Building Blocks

Data Warehouse                              WAMU  [check mark]
Customer Profitability/Segmentation         WAMU [check mark]

[Washington Mutual Logo]
9

Customer Relationship Management
RM Building Blocks

Data Warehouse                              WAMU [check mark]
Customer Profitability/Segmentation         WAMU [check mark]
Campaign Management                         Innovation Stage

[Washington Mutual Logo]
10

Customer Relationship Management
RM Building Blocks

Data Warehouse                              WAMU [check mark]
Customer Profitability/Segmentation         WAMU [check mark]
Campaign Management                         Innovation Stage
Contact Management                          Innovation Stage

[Washington Mutual Logo]
11

What's next?

[graphic of circuit board]  WM Strategic Capital Fund


 Craig Tall
Vice Chair
Corporate Development

WM Strategic Capital Fund
Purpose

"Search engine" for eBusiness opportunities that assist WM business managers in

         Identifying emerging and "disruptive" technologies

         Acquiring and retaining customers

         Generating new assets/liabilities

         Improving operating efficiency

         Developing alternative supplier sources


[Washington Mutual Logo]
2

WM Strategic Capital Fund
Purpose

"Search engine" for eBusiness opportunities that assist WM business managers in

         Identifying potential acquisition targets

         Generating economic returns consistent with venture capital returns

         Making equity investments in private companies whose economic value will be enhanced by Association with Washington Mutual Potential revenue streams from WM or WM customers


[Washington Mutual Logo]
3

WM Strategic Capital Fund
Fund Overview


Separate business unit responsible for the sourcing and measurement of the investment program

Mix of business, technology and investment management experience

Initial commitment of up to $150 million


[Washington Mutual Logo]
4

WM Strategic Capital Fund
Fund Overview


Primarily focused on financial service-related companies with preference for products, services and technologies that can be used by WM or its customers

Ability to make commitments of up to $20 million per investment

Early or middle-life stage funding


[Washington Mutual Logo]
5

WM Strategic Capital Fund
Business Model

WM Strategic Capital Fund

[arrow]  Broad network of contracts
         Share ideas/leads
         Match investment opportunities to business needs

[arrow]  Mortgage Banking
         Consumer Banking
         Commercial Banking
         Consumer Finance


[Washington Mutual Logo]
6

WM Strategic Capital Fund
Current Portfolio

         Keystroke.com     [Keystroke logo]

         FT                Ventures   [BlueGill   Technologies   logo]   [Avesta
                           Technologies   logo]  [ValiCert  logo]   [Servicesoft
                           Technologies logo] [Financial Engines logo]

[Washington Mutual Logo]
7

WM Strategic Capital Fund
Keystroke Case Study


[horizontal graph of time period between 12/98 and 9/99, and related activity]

Between Dec 1998 and Mar 1999:
Mortgage Bank identifies Keystroke as potential partner
WM Initial Investment

Between Mar 1999 and June 1999:
Website Design Campaign

Between June 1999 and Sept 1999:
Website goes live

Sept 1999:
Keystroke new financing

[Washington Mutual Logo]
8

WM Strategic Capital Fund
Keystroke Case Study

Accelerated website launch for Washington Mutual

Appreciation of 3x to 5x original investment

Keystroke leverages WM relationship with potential new customers

[Washington Mutual Logo]
9

WM Strategic Capital Fund
Measures of Success


Strategic and financial value to WM as a going concern

Venture capital returns

Acceleration of WM's eBusiness capabilities

Identification of opportunities and threats

[Washington Mutual Logo]
10

What's next?
[graphic of circuit board]
eBusiness Strategies

Craig Davis
President
Mortgage Banking and
Financial Services Groups

[Washington Mutual Logo]
1

Mortgage Banking
Internet Strategy

Create an Internet based channel to achieve the following objectives:

         Acquire new customers

         Extend  the  "Power  of  Yes"  to the  online  medium

         Manufacture  and distribute  mortgages  via  the  internet

         Enable  business-to-business relationships


[Washington Mutual Logo]
2

Mortgage Banking
Internet Strategy


[graph of connecting/overlaying circles regarding "Consumer"]

Power of Yes = inform, approve, close

Attract:

Choice = Mortgage Brokers
Comfort = Correspondent Banks
Comfort = Real Estate Professionals
Care = Strategic Alliances

[Washington Mutual Logo]
3

Mortgage Banking
Internet Growth Potential/Consumers

[bar graph]
Dollars in billions

CAGR:  129%
                           1998             2003
                           --------         --------
Online Home Purchases                       $100
Online Refinancing         $4               $150


Sources:  Mediamark Research International (MR), Deutsche Bank, Organic, Inc.

[Washington Mutual Logo]
4

Internet Strategy
Target Segments

[Sectional   chart-forming  a  square,  of  which  square  is  divided  in  half horizontally and vertically to form 4 internal squares, as illustrated below:

High
------------------------------------------------------------------------------
                                                     Refinancers
                                                      70-75%
                                                     Repeat Buyers
                                                      10-15%
------------------------------------------------------------------------------
Mortgage Savvy
                                                     First-Time Buyers
                                                      15-20%
-----------------------------------------------------------------------------
Low                        Web Savvy                 High

[Washington Mutual Logo]
5

Mortgage Banking
Current Online Presence


wamumortgage.com
         Site launched in September

Sixty-day results
         Application volume
         Geographic reach

".com" current newspaper campaign
         Chicago test - November

[Washington Mutual Logo]
6

[graphic of circuit board]  what's next?

[Washington Mutual Logo]
7

Mortgage Banking
Internet Initiatives


Retained Organic, Inc. for ongoing development

Phase II business-to-business sites in development

Integrated back-end functionality in development


[Washington Mutual Logo]
8

Mortgage Banking
www.wamumortgage.com


Site Objective             Metrics for success
------------------         ---------------------------------------

Partner                    Increase in traffic via partners
                           Completed applications via partners

Promote                    Traffic growth
                           Total visits
                           Completed application growth
                           Average customer acquisition costs

Extend Brand               Brand impression
                           Brand lift and affinity

Know the Customer          Breadth and depth of customer knowledge
                           (sales, registered/repeat visitors, demographics)

[Washington Mutual Logo]
9

[Washington Mutual Logo and graphic of circuit board] invest1to1.com, a Washington Mutual Website


[Washington Mutual Logo]
10

Financial Services
Website Objectives


         Establish WAMU in the eBusiness financial services industry

                  Use as a distribution  channel to acquire new clients

                  Increase customer  loyalty and retention

                  Provide  "stickiness"  to all WAMU  online  customer  segments

                  Enable  business-to-business relationships


[Washington Mutual Logo]
11

Financial Services
 Website Functionality

[directional chart]

www.wamu.com
www.wamumortgage.com
Direct
www.wminsurance.com

[above items with an arrow pointing to "investor1to1.com"]


[Washington Mutual Logo]
12

Financial Services
 Website Functionality

[flow chart]

www.wamu.com
www.wamumortgage.com
Direct
www.wminsurance.com

[above items with an arrow pointing to "Invest1to1.com"]

Invest1to1.com/wmfs
wminsurance.com
wmgroupoffunds.com/sf
wmgroupoffunds.com/bd
[above items connected with arrow pointing to Invest1to1.com]

[Washington Mutual Logo]
13

[graphic of circuit board]  what's next

[Washington Mutual Logo]
14

Financial Services
Internet Initiatives

Retained Webmotion as development firm

Leveraging FiServ and First Data back-end functionality

Phase I site in development for 11/15/99 Beta launch

Phase II launch of fully functional sites 03/00

[Washington Mutual Logo]
15

WAMUmortgage.com

[graphic of circuit board and Washington Mutual logo]  invest1to1.com


[Washington Mutual Logo]
16
what's next?
[graphic of circuit board]  eBusiness Strategies

Deanna Oppenheimer
President
Consumer Banking Group

[Washington Mutual Logo]
1
what's next?
Internet Use Today

[bar graph]

WM Customer avg.  59%
Non-customer avg. 62%


Source:  WM Branch Future Survey July-Aug 1999

[Washington Mutual Logo]
2
what's next?
Internet Use Purchases


[Bar graph]


                                    Non--customer avg.        WM Customer avg.
Likely to purchase in the future    62%                       56%
Have made an internet purchase      55%                       50%

Source:  WM Branch Future Survey July-Aug 1999


[Washington Mutual Logo]
3

4
what's next?
Use of Financial Centers in 2002

[Bar graph]

                  More often       Same-if use       Less often        Won't Use

WM Customers      14%              58%               15%               13%
Non-Customers     19%              52%               15%               14%


Source:  WM Branch Future Survey July-Aug 1999

[Washington Mutual Logo]
4
what's next?
Future Channel Usage*

[bar graph]


                  Drive-Up          In-branch        ATM      PC Banking

Current Use       1.4               2.3              5.4      0.8
Est. Future Use   1.5               2.4              5.7      3.7


*among WM users

[Washington Mutual Logo]
5
what's next?
www.wamu.com

Currently geared to
         Power users
         Existing customers

Current functionality
         Product information
         Account inquiry
         Bill payment
         Hot link to mortgage origination site


[Washington Mutual Logo]
6
what's next?
www.wamu.com

[Slide graph] # of PC Banking Users

1000+ PC Banking enrollments per day


2/99     3/99     4/99     5/99     6/99    7/99     8/99     9/99

0        7,500    15,000   31,500   63,000  104,700  135,000  166,000

[Washington Mutual Logo]
7
what's next?
www.wamu.com

 Coming in Spring 2000

         Online applications
         "New look" site geared to power users and solution-based users alike Site to be more reflective of brand
         Begin migration to "eCare" service

[Washington Mutual Logo]
8
what's next?
www.wamu.com

[Experience the WAMU.com Difference screen]

[Washington Mutual Logo]
9
what's next?
www.wamu.com

[The Customer Service/ Live Chat with WAMU screen]

[Washington Mutual Logo]
10
what's next?
www.wamu.com

[Learning Center screen]

[Washington Mutual Logo]
11
what's next?
Appeal of Bank Philosophies

[bar chart:


                           Personal                 Convenience        Internet
                           service bank              bank              only bank
Fan club                   85%                       15%                   2%
Evolvers                   82%                       16%                   3%
Homes & loans              83%                       16%                   2%
Relationship investors     89%                       9%                    2%
Relationship savers        87%                       11%                   2%

Source:  WM Branch Future Survey July-Aug 1999

[Washington Mutual Logo]
12
what's next?
Appeal of Bank Philosophies

[bar chart]

                           Personal                 Convenience        Internet
                           service bank              bank              only bank

Small borrowers            81%                       18%                1%
Basic savers/investors     75%                       20%                5%
Young fee drivers          84%                       14%                2%
Basic checking             84%                       16%                0%
Non-customers              80%                       11%                4%

Source:  WM Branch Future Survey July-Aug 1999

[Washington Mutual Logo]
13

[graphic of circuit board]

occasio, noun [Latin] favorable moment, occasion or opportunity

[Washington Mutual Logo]
14

Occasio
Overview

First market:  Las Vegas

20 financial centers

Modest capital expenditure of $10 to $12 million

20% ROE by end of Year 2


[Washington Mutual Logo]
15
occasio
Objectives

Redefine "Consumer Banking"

Replicate successes in new and existing markets

Reduce operating costs while maximizing revenues

Realize synergy between land-based and online enterprises


[Washington Mutual Logo]
16
occasio
Real Estate Strategies

Accelerate time to market

Locate stores in high traffic, grocery-anchored neighborhood centers

Sites selected for high visibility

[Washington Mutual Logo]
17
occasio
Marketing Strategies

Create "buzz" - the bank created by consumers

Bring brand to life in branch design

Leverage marketing expenses over a large number of locations

Product focus on higher-margin asset generation and fee-based services

[Washington Mutual Logo]
18
occasio
Customer Acceptance

Target audience 25-54 years old

Concept universally praised in focus groups

Target highly likely "to open accounts" or "take a serious look"


[Washington Mutual Logo]
19
occasio
Market Potential

Dollars in Thousands


                           Year 2           Year 5
Idahoa Base Case*:
#HH                         6,009            27,963
% Mkt Share                     2.%            11.3%
Loan originations          $27,930         $124,469
# Checking Accts.            5,391           24,992
Fee Income                 $   750           $5,291
Deposit Balances           $20,930          $82,712

Las Vegas Estimates:
#HH                         35,299           70,597
% Mkt Share                    7.5%            15.0%
Loan originations        $212,458          $256,119
# Checking Accts.          32,202            64,405
Fee Income                 $4,508            $9,661
Deposit Balances         $267,844          $474,466


*Idaho financial center results only

[Washington Mutual Logo]
20
occasio
Market Potential


[bar chart]

% of consumers displeased with their bank

Idaho 5/94        California 1/96   Las Vegas 11/98

11%               18%               22%

Source: WM Surveys

[Washington Mutual Logo]
21

What's next?
Operating Efficiency  and Corporate Credit

Steve Freimuth
Senior Executive Vice President
Corporate Services

Operating Efficiency


Revenue Growth

  Active asset and equity management has driven significant net interest income

  Double-digit fee income growth due to successful strategies in:

    Consumer Banking

    Mortgage Banking

    Financial Services

Expense Management

Flat-to-declining G&A during recent acquisition integrations has produced steadily improving operating efficiency

[Washington Mutual Logo]
2

Operating Efficiency
Net Interest Income

[bar graph]
Dollars in millions

                      1996               1997                1998               YTD 9/30/98         YTD 9/30/99

$ in millions         3,865.10           3,915.50            4,291.70           3,213.40            3,395.60

[Washington Mutual Logo]
3

Operating Efficiency
Other Income*

[bar graph]

Dollars in millions

                             1996               1997                1998               YTD 9/30/98         YTD 9/30/99

Other Income                 $35.4              $64.3               $79.7              $60.8               $60.1

Depositor & Other Retail     $358.9             $478.7              $568.4             $404.8              $543.9
Banking Fees

Securities & Insurance Fees  $231.2             $244.4              $251.3             $189.8              $231.2

Mortgage Banking, Loan       $271.5             $286.7              $361.6             $276.4              $232.8
Servicing & Loan-Related
Income

Total:                       $897.0           $1,074.1            $1,261.0             $931.8            $1,068.0


[Washington Mutual Logo]

*Excludes gain on sale of assets and provision for recourse liability
4

Operating Efficiency
G&A Expense*

[bar graph]
Dollars in millions

 1996               1997                1998               YTD 9/30/98         YTD 9/30/99

 $2,742.5           $2,606.3            $2,671.9           $1,976.3            $2,032.8


[Washington Mutual Logo]

*Excludes  SAIF  assessment  in  1996,  and   transaction-related   charges  and
amortization  of intangible  assets (all  periods)

[Washington Mutual Logo]
5

Operating Efficiency
Efficiency Ratio - Adjusted*

[bar graph]

 1996                   1997                    1998                   YTD 9/30/99

 58.37%                  52.00%                 45.94%                  45.36%


[Washington Mutual Logo]

*Excludes  SAIF  assessment  in  1996,  and   transaction-related   charges  and
amortization of intangible assets (all periods); includes gains on sales of retail deposit branch systems (1996-1998).

Operating Efficiency
Other Income*
as a % of G&A Expense

[bar graph]

1996               1997                1998               YTD 9/30/98         YTD 9/30/99

32.71%             41.21%              47.20%             47.15%              52.54%


[Washington Mutual Logo]

*Excludes gain on sale of assets and provision for recourse liability

Operating Efficiency
Direct Sales and Support
to Overhead FTE


[slide graph]

Q1 98                                                Q4 98                                             Q3 99

7.63               8.52             8.69             9.49            10.36            11.17            12.47


[Washington Mutual Logo]

Operating Efficiency
1999 Achievements

Consolidated 162 branches and closed AHM head office, reducing building operating costs

Technology efficiencies

Overhead staff reductions

Reduced AHM loan servicing costs by 50%

Renegotiated key corporate contracts

[Washington Mutual Logo]

9
Operating Efficiency
Opportunities for 2000

Consumer Banking

Back-office consolidations and efficiencies

20% reduction in transaction losses targeted

10-15% reduction in operational support areas targeted

Improve productivity and teller retention

Upgrade voice response unit and call center systems

[Washington Mutual Logo]

Operating Efficiency
Opportunities for 2000

Mortgage Banking


Eliminated bottom 10% of sales staff (4Q 1999)

Increase automated appraisals from 12% to 50%

Increase automated underwritings from 25% to 50%

Improve productivity of retail lending support staff

     Retail - 15% increase in loans funded per employee

     Wholesale - 10% increase in loans funded per employee

[Washington Mutual Logo]

Operating Efficiency
Opportunities for 2000

Corporate initiatives

Additional contract renegotiations

Further real estate efficiencies

Information technology efficiencies

Re-engineer human resources function

[Washington Mutual Logo]
what's next?

[photo of tip of pen] Corporate Credit Risk

Credit Risk Management


Current and historical statistics

Corporate structure

Controls over underwriting and credit concentration risk

Outlook for risk as balance sheet mix changes

[Washington Mutual Logo]
14

Credit Risk Management
Loan and MBS Portfolio Mix

[pie charts]

12/30/93*

SFR       SFR Construction             Apartment & CRE              Consumer
69%       3%                           13%                          15%


9/30/99

SFR Construction   Apartment & CRE    Consumer    Consumer Finance  Business
1%                 10%                4%          2%                1%



[Washington Mutual Logo]

*Not restated for acquired companies
15

Credit Risk Management
Portfolio by Geography

[pie chart]  9/30/99

CA                 NW               FL               TX              IL               NE               Other

59%                18%              3%               2%              2%               5%               11%


[Washington Mutual Logo]
16

Credit Risk Management
Nonperforming Assets
as a % of Total Assets

[bar graph]

1996     1997     1998     YTD 9/30/99

1.20%    0.96%    0.73%    0.58%

[Washington Mutual Logo]
17

Credit Risk Management
 Net Loan Charge Offs
as a % of Avg. Loans

[bar graph]

1996                      1997                   1998                    YTD 9/30/98*           YTD 9/30/99*

0.48%                     0.26%                  0.17%                   0.17%                  0.18


[Washington Mutual Logo]

*Estimate:  YTD 9/30/98 and 9/30/99 annualized

Credit Risk Management
Loan Loss Reserve and Recourse Liability*

[bar/line graph]

Dollars in millions

                          12/31/1996             12/31/1997              12/31/1998             9/30/1999

Loan Loss Reserve         $1,066.3               $1,047.8                $1,067.8               $1,051.4

Recourse Liability        $27.9                  $80.2                   $144.3                 $117.0

As a % of Nonaccrual      93%                    109%                    129%                   140%
Loans


[Washington Mutual Logo]

*The company records a recourse liability to cover potential losses on loans securitized and retained in its MBS portfolio or sold to third parties

[photo of tip of pen]  what's next?

Credit Risk Management
2004 Portfolio Target

[pie chart]

Mortgage Banking       Consumer            Commercial         Consumer Finance
60-65%                 8-10%               20-25%             10-15%

[Washington Mutual Logo]
21

Credit Risk Management
Enhanced Underwriting Controls

Created new position - EVP & Chief Credit Risk Officer

Jim Vanasek
  31 years in commercial  banking
  Experience in every facet of lending
  Formerly with Norwest, PNC and First Interstate

[Washington Mutual Logo]
22

Credit Risk Management
Enhanced Underwriting Controls


Jim Vanasek, Chief Credit Risk Officer

Mortgage Banking

Consumer Banking

Consumer Finance

Commercial Banking

[Washington Mutual Logo]

Credit Risk Management
Summary

WM has a strong credit history

Growing expertise in managing a diverse portfolio

Confidence that we can control credit risk as the balance sheet grows and the mix changes


[Washington Mutual Logo]
what's next?

[photo of line graph] Financial Outlook

Bill Longbrake
Vice Chair and Chief Financial Officer

Current Strategic Focus


Managing interest rate risk

Effectively managing capital

Operating efficiently

[Washington Mutual Logo]
2

Interest Rate Risk


IRR is managed by matching portfolio asset and liability durations

Most short-term and medium-term assets are retained and most long-term assets are sold

For example, at 9/30/99 the repricing mix of the $159.9 billion in real estate loans and MBS was:

         55% short-term
         20% medium-term
         14% MBS/CMOs
         11% fixed-rate

[Washington Mutual Logo]
3

Interest Rate Risk
Funding Books

IRR is managed through 17 "funding books" within the portfolio

Funding books match comparable duration assets and liabilities

Mismatches are isolated into smaller monetary increments and appropriate hedges executed

Books are analyzed regularly and realigned for changes in market rates

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Interest Rate Risk
Funding Books(a)

                  % of
Primary           Total                                 Funding Compostion
Funding           Loans/                             --------------------------
Books(b)          MBS               Capital          Deposits        Borrowings

Short(3)          59%               4%               61%               35%
Medium(5)         15                8                25                67
CMO (4)           13                -                35                65
Fixed (5)         13                4                51                45
                  -------
                  100%

(a) As of 6/30/99
(b) Numbers in parenthesis denote number of funding books within each catergory

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Interest Rate Risk
Primary Risk Factors


Prepayment risk - medium-term and fixed-rate assets are most sensitive

Lag Risk - short-term asset indices typically adjust two to three months after market rates change

Basis Risk - funding instruments do no always perfectly match asset rate indexes

Lifetime Cap Risk - ARM loans have lifetime maximum rates, typically 300 to 500 bps above the fully indexed initial rate



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Prepayment Risk
Funding Books

[line graph] Principal Balance

                  Q1       Q2       Q3      Q4       Q5       Q6       Q7       Q8      Q9

Slow              25000    24900    24800   24700    24600    24500    24400    24300   24200
Expected          25000    24600    24200    23800   23400    23000    22600    22200   21800
Fast              25000    24250    23500   22750    22000    21250    20500    19750   19000


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Prepayment Risk
Funding Books

Rising rates slow prepayments and lengthen asset durations

         Action:  lengthen liability durations; add hedges

Falling rates speed up prepayments and shorten asset durations

         Action:  shorten liability durations

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Prepayment Risk
Strategy


Analyze reasonable upper and lower bounds for interest rates and prepayment speeds over three to five years

Generally, match the duration of assets with liabilities, capital and hedges for the fastest prepayment scenario

Execute additional hedges if prepayments are expected to be faster than the slowest scenario

Realign funding books as market rates and conditions change

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Interest Rate Risk
 50 bps Rate Increase*

Assumptions:

   Fed raises short-term rates 25 bps in each of two consecutive quarters

   Shape of yield curve does not change

   Balance sheet size stays fairly constant

   Mix of earning assets changes based on revised prepayment assumptions

   All other revenue and expenses remain unchanged


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Interest Rate Risk
Cumulative Impact of
Two Staggered 25 bps Rate Increases*

[line graph]

Percentage Decrease in Quarterly EPS

                  Q1       Q2       Q3      Q4       Q5       Q6       Q7       Q8      Q9

25 bps Increase   -4.5%    -4.5%    -3.4%   -0.8%    -0.6%    -0.3%    -0.3%    0.0%    0.0%
50 bps Increase   -9.0%    -7.9%    -4.2%   -1.4%    -0.9%    -0.6%    -0.3%    0.0%


*Example only

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Interest Rate Risk
50 bps Rate Increase*


Depicts only the change to the net interest margin

Does not take into consideration actions available to management such as:


Increasing ARM margins

Changing the loan  production mix through  pricing

Additional  portfolio loan

originations Additional hedge strategies

*Example only

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Interest Rate Risk
50 bps Rate Increase*


When prepayments slow, loan servicing income would increase

The potential benefits of increased fee income and increased productivity are also not included

*Example only

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Effectively Managing Capital


Stock repurchases provide balance sheet management flexibility

  Current MBS purchases support liquidity management

  Purchased MBS portfolio  declined by $1.7 billion during the third quarter

  MBS portfolio sales may be considered


Repurchased  21 million  shares at an average  price of $35.95  during Q2 and Q3
1999

Capital levels are managed to exceed minimum regulatory guidelines (Federal Reserve BHC* standards)

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Operating Efficiently


Major focus of management

Re-engineering efforts focused on corporate support areas

Sales/FTE productivity is a critical element of each segment's goals

Expenses dropped by $49.2 million in the third quarter; $25.3 million from core operations

FTE declined by 1,141


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[photo of line graph] Financial Scorecard

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Peer Comparison
Return on Equity*

[bar graph]

         YTD 6/99

CMB      22.5%
C        21.9%
FTU      21.3%
ONE      21.0%
WM       19.7%
FLT      19.3%
JPM      19.1%
WFC      17.4%
BAC      17.2%
STI      14.0%


*YTD 6/30/99; excludes transaction-related expenses

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Peer Comparison
Efficiency Ratio(a)(b)

[bar graph]

         Efficiency Ratio 6/99

WM       45.8%
C        52.1%
ONE      52.2%
CMB      53.0%
BAC      55.5%
FLT      56.4%
FTU      56.7%
STI      56.9%
WFC      58.0%
JPM      63.1%


(a) YTD 6/30/99

(b) Other expenses, less transaction-related and amortization of intangible assets, divided by net interest income and other income.


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Peer Comparison
Total Regulatory Risk-Based Capital Ratio*

[bar graph]

         Risk-Based Capital Ratio 6/99*

STI      12.7%
JPM      12.5%
C        12.1%
CMB      12.0%
WM       11.8%
ONE      11.4%
BAC      11.1%
FLT      11.1%
WFC      11.0%
FTU      10.0%


* As of 6/30/99
Source:  SNL Securities as of June 1999, WM estimated

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


Successful Integrations

WM has significantly improved operating results of acquired companies

Dollars in millions

                           Prior to Acquisition(a)
                  --------------------------------------------
                   ASB     GWFC     AHM     WM(b)

Total
Assets            $19.5     $42.9   $46.7   $180.8

ROA               0.68%    0.63%    0.80%   1.10%

Efficiency
Ratio             56.9%    60.1%    53.8%   45.4%

ROE               11.6     10.0     15.9    20.2


(a) ASB, GWFC and AHM data for 1995, 1996 and 1997, respectively, adjusted for one-time nonoperating events

(b) Based on YTD 9/30/99 operating results, excludes transaction-related expenses

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

EPS Growth(a)

[bar graph]

1996
Q1       Q2       Q3       Q4
$0.49    $0.51    $0.51    $0.65*

1997
Q1       Q2       Q3       Q4
$0.62    $0.64    $0.56**  $0.63

1998
Q1       Q2       Q3       Q4
$0.69    $0.73    $0.76    $0.74***

1999
Q1       Q2       Q3
$0.79    $0.82    $0.84

*American Acquisition
**Great Western Acquistion
***Ahmanson Acquisition

(a) Excludes transaction-related expenses; includes acquired companies only on a go-forward basis, and Q3 1996 earnings exclude SAIF assessment

(b) CAGR calculated from 3/31/95 through 9/30/99

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

Scorecard*

                           Current
                           Five-Year                 Operating
                           Target                    Results

ROE                        greater than 18.00%       20.24%   (a)
EPS Growth                 greater than 15.00%       16.75%   (b)(c)
Efficiency Ratio           less than 50.00%          45.36%   (d)
NPAs/Total Assets          less than 1.00%           0.58%    (e)
Common Equity/
Total Assets               greater than 5.00%        5.25%    (e)(f)
Risk-Based Capital         ---                       11.45%   (e)(g)

*See next slide for disclosures

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


Scorecard
Disclosures

(a) Estimate: YTD 9/30/99 annualized earnings from operations, which equal reported earnings less transaction-related expenses

(b) Increase in earnings per share from operations from 1/1/99 through 9/30/99 over 1/1/98 through 9/30/98

(c) Excludes the gain on sale of Ahmanson Florida branches of $0.29 per share during 1998

(d)   YTD   9/30/99,    excludes   amortization   of   intangible   assets   and
transaction-related expenses

(e) As of 9/30/99

(f) Excludes unrealized loss on securities available for sale

(g) Estimate: BHC total regulatory risk-based capital ratio

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

what's next?

[photo of line graph] Business Segment
 Scorecard

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

Business Segment Overview


Washington Mutual published its first segment financial results as of 12/31/98

Due to significant acquisitions during the last three years, results prior to 1999 do not reflect the strategies employed by Washington Mutual


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


Business Segment Overview


As business segments and product lines evolve, segment results will be restated to align with the new management responsibilities

One realignment will occur effective 12/31/99. The responsibility for managing correspondent specialty mortgage finance loans will be transferred from Treasury to Consumer Finance.

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


Business Segment Overview
Five primary diversified lines of business



   Business Line          Primary Products/Services

   Consumer Bank          Consumer loans, fee-generating products, transaction
                          accounts, MMDAs and time deposits

   Mortgage Bank          Residential mortgage loans, internal and external
                          servicing

   Commercial Bank        Commercial real estate and business loans, commercial
                          fee-based banking products, deposits

   Financial Services     Commission-based financial advisors selling mutual
                          funds, annuities and insurance products; and mutual fund management

   Consumer Finance       Multiple specialty mortgage finance, sales finance and
                          personal loans


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Business Segments
Contribution to Net Income

                                    Net Income YTD 6/30/99
Business                -------------------------------------------
Segment                 Direct(a)         Total(a)            %

Consumer                  $655.3            $394.4            44%
Mortgage(b)                267.6             173.8            19
Commercial/CRE             111.1             104.0            12
Financial Services          35.4              35.3             4
Consumer Finance            32.8              32.4             4
Treasury/Other             165.6             156.9            17
                        --------            ------           ----
WM Consolidated         $1,267.8            $896.8           100%


(a) "Direct" excludes "corporately managed" expenses; "Total" includes them

(b) After sale of "mortgage security" to Consumer Bank

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



what's next?



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

Key Five-Year Initiatives


Remix the balance sheet

Diversify revenue sources

Reduce interest rate risk

Further improve operating efficiency

Actively manage credit risk

Employ capital strategies to effectively manage returns and risk


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


Remix the Balance Sheet


Manage balance sheet growth by

Retaining highest ROE single-family products

Building consumer finance and commercial real estate portfolios through internal originations and strategic partnerships

Moderately growing the multi-family portfolio through risk-based pricing

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

Remix the Balance Sheet

Manage balance sheet growth by


Increasing commercial loan portfolio through expansion in Consumer Banking markets

Changing deposit mix by increasing balances of checking and money market accounts

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


Remix the Balance Sheet

Business                                    Five-Year
Segment                    9/30/99          Targets
-------------              ----------       -------------
Mortgage                   75%                 60 - 65%
Commercial                 17                  20 - 25
Consumer                    5                   8 - 10
Consumer Finance            3                  10 - 15
                           ------
   Total Loans             100%


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


Remix the Balance Sheet

                                            Five-Year
Liabilities                9/30/99          Targets
---------------------     -----------      -----------------
Deposits
 Checking                  7%                8-10%
Savings/MMDAs              18               20-25
CDs                        22               18-15
Borrowings                 53               55-60
                         ----
     Total               100%

*Based on current interest rates and product pricing

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


Diversify Revenue Sources


Increase the net interest margin by

         Increasing proportion of higher yielding loans

         Growing proportion of lower costing checking and money market accounts

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Diversify Revenue Sources


Reduce reliance on net interest margin by

Continuing to grow checking accounts and fee-based services

Building Financial Services revenue through greater customer penetration and cross-sells

Increasing Mortgage Banking loan sales income and loan servicing fees with higher production

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

Diversify Revenue Sources

                           YTD              Five-Year
                           9/30/99          Targets
                           ------------     ----------------

Remix Loans and Deposits
  Net Interest
Margin                     2.72%            3.30 - 3.40%*

Increase Fee Income
  Other Income/
  Total Revenues           24%              28 - 32%


*Assumes current interest rate environment

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


Reduce Interest Rate Risk


Balance sheet remix will significantly reduce interest rate risk

         Reduce percentage of fixed and medium-term single-family loans

         Increase commercial loans tied to Prime rate

         Increase amount of shorter-term loans

         Increase deposits with lower pricing sensitivity

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


Reduce Interest Rate Risk


Growth in fee income and mortgage banking revenue will reduce reliance on net interest income and decrease earnings volatility


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



Operate Efficiently


Deploy technology solutions to improve productivity

Leverage infrastructure to support revenue growth

Offer accessible, low-cost customer transaction channels

Focus resources on high revenue growth initiatives


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


Operate Efficiently
Portfolio Growth

                           Projected
                           Five-Year
                           Avg. Growth
                           -----------------
Total Assets                 3-5%
Loan Production            12-15%
Checking Accounts          10-12%
Servicing Portfolio        20-25%


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

Operate Efficiently
Revenue/Expense Growth

                           Projected
                           Five-Year
                           Avg. Growth
                           ------------

Net Interest Income         9-12%
Other Income               12-15%
Other Expenses               6-8%


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


Actively Manage Credit Risk


Continue to build in-house expertise for each major product segment:

         Single-family
         Multi-family and Commercial Real Estate
         Commercial Business
         Consumer
         Specialty Mortgage Finance and Consumer Finance

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


Actively Manage Credit Risk


Utilize statistical models to analyze risk

Use results to price products and set credit policy

Diversify risk through geographic and product expansion


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Actively Manage Credit Risk

                                    Five-Year
                                    Targets

NPAs/Total Assets(a)       0.58%    less than 1.00%
Net Charge Offs(b)         15 bps   30-40 bps


(a) As of 9/30/99
(b) Estimate: YTD 9/30/99 annualized


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

Employ Balanced
Capital Strategies


Maintain appropriate level of reserves and capital as asset risk profile changes

Manage Tier I and II regulatory capital levels to balance returns and risk

Access capital markets to build lower-cost Tier II capital at the subsidiary banks


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

Employ Balanced
Capital Strategies


Evaluate capital requirements for each segment based on risk parameters

         Credit
         Interest rate
         Operating
         Liquidity

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

Employ Balanced
Capital Strategies


Focus will be on maximizing ROE and EPS growth, not balance sheet growth

Asset growth will focus on higher-yielding loans

Stock repurchases will be used to maximize returns

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



Employ Balanced
Capital Strategies

                                            Five-Year
                           9/30/99          Targets
                           ------------     --------------
Common Equity/
Total Assets               5.25%(a)         greater than 5.00%
Risk-Based Capital         11.45%(b)        greater than 11.00%


(a) Excludes unrealized loss on securities available for sale
(b) Estimate: BHC total regulatory risk-based capital ratio


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


Critical Five-Year Assumptions
2000-2004


Inflation and interest rates remain relatively low

         3-month Treasury averages about 5.00%

The slope of the yield curve averages approximately 115 bps

Economic growth moderates slightly - no recession

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Critical Five-Year Assumptions
2000-2004


Credit losses increase modestly but do not reach recession levels

Stock repurchases are used to manage capital


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Projected Five-Year Results
2000-2004


Balance sheet growth will average 3 - 5% annually

Traditional SFR loan mix will decline toward 60% of total loans and MBS

Reserves will increase as loan portfolio is remixed


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


Projected Five-Year Results
2000-2004


Common equity/total assets will rise toward 6% as risk profile changes

Other income will increase 12 - 15% annually

Other expenses will be managed to an annual increase of 6 - 8%

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


Five-Year Targets
2000-2004

                                    Previous                  New
                                    Five-Year                 Five-Year
                                    Targets                   Targets
                                   ---------------------    -------------------
ROE                                greater than 18%          greater  than 20%

EPS Growth                         greater than 15%          greater than 13%

Efficiency Ratio                   less than 50%             less than 45%

NPAs/Total  Assets                 less than 1%              less  than  1%

Common  Equity/Total  Assets       greater  than 5%          greater  than 5%

Risk-Based Capital*                 --                       greater than 11%


*BHC total regulatory risk-based capital ratio

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